Exhibit 99.2

THE ALLSTATE CORPORATION

Investor Supplement

Third Quarter 2014

The consolidated financial statements and financial exhibits included herein are unaudited. These consolidated financial statements and exhibits should be read in conjunction with the consolidated financial statements and notes thereto included in the most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.  The results of operations for interim periods should not be considered indicative of results to be expected for the full year.

Measures used in these financial statements and exhibits that are not based on generally accepted accounting principles (“non-GAAP”) are denoted with an asterisk (*) the first time they appear.  These measures are defined on the page “Definitions of Non-GAAP Measures” and are reconciled to the most directly comparable generally accepted accounting principles (“GAAP”) measure herein.

THE ALLSTATE CORPORATION

Investor Supplement - Third Quarter 2014

THE ALLSTATE CORPORATION

CONSOLIDATED STATEMENTS OF OPERATIONS

($ in millions, except per share data)

	Three months ended							Nine months ended

	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	Sept. 30,	Sept. 30,
	2014	2014	2014	2013	2013	2013	2013	2014	2013

Revenues
Property-liability insurance premiums	$7,307	$7,204	$7,064	$7,014	$6,972	$6,862	$6,770	$21,575	$20,604
Life and annuity premiums and contract charges	512	518	607	610	584	579	579	1,637	1,742
Net investment income	823	898	959	1,026	950	984	983	2,680	2,917
Realized capital gains and losses:
Total other-than-temporary impairment losses	(53)	(44)	(80)	(29)	(96)	(55)	(27)	(177)	(178)
Portion of loss recognized in other comprehensive income	-	(1)	(1)	(1)	8	(5)	(10)	(2)	(7)
Net other-than-temporary impairment losses recognized in earnings	(53)	(45)	(81)	(30)	(88)	(60)	(37)	(179)	(185)
Sales and other realized capital gains and losses	347	285	135	172	47	422	168	767	637
Total realized capital gains and losses	294	240	54	142	(41)	362	131	588	452
Total revenues	8,936	8,860	8,684	8,792	8,465	8,787	8,463	26,480	25,715

Costs and expenses
Property-liability insurance claims and claims expense	4,909	5,142	4,759	4,283	4,427	4,741	4,460	14,810	13,628
Life and annuity contract benefits	433	413	488	490	498	471	458	1,334	1,427
Interest credited to contractholder funds	198	212	307	305	317	311	345	717	973
Amortization of deferred policy acquisition costs	1,030	1,035	1,035	1,069	1,026	961	946	3,100	2,933
Operating costs and expenses	1,068	1,023	1,094	1,258	937	1,090	1,102	3,185	3,129
Restructuring and related charges	3	4	6	11	13	20	26	13	59
Loss on extinguishment of debt	-	1	-	2	9	480	-	1	489
Interest expense	78	84	87	87	83	99	98	249	280
Total costs and expenses	7,719	7,914	7,776	7,505	7,310	8,173	7,435	23,409	22,918

(Loss) gain on disposition of operations	(27)	9	(59)	(44)	(646)	-	2	(77)	(644)

Income from operations before income tax expense	1,190	955	849	1,243	509	614	1,030	2,994	2,153

Income tax expense	409	310	249	422	193	180	321	968	694

Net income	$781	$645	$600	$821	$316	$434	$709	$2,026	$1,459

Preferred stock dividends	31	31	13	11	6	-	-	75	6

Net income available to common shareholders	$750	$614	$587	$810	$310	$434	$709	$1,951	$1,453

Earnings per common share: (1)

Net income available to common shareholders per common share - Basic	$1.77	$1.41	$1.31	$1.79	$0.67	$0.93	$1.49	$4.49	$3.10
Weighted average common shares - Basic	424.5	434.3	446.4	452.8	461.1	468.3	475.4	435.0	468.2

Net income available to common shareholders per common share - Diluted	$1.74	$1.39	$1.30	$1.76	$0.66	$0.92	$1.47	$4.42	$3.07
Weighted average common shares - Diluted	431.2	440.7	452.8	459.6	467.1	473.8	480.8	441.6	473.8

Cash dividends declared per common share	$0.28	$0.28	$0.28	$0.25	$0.25	$0.25	$0.25	$0.84	$0.75

(1)          In accordance with GAAP, the quarter and year-to-date per share amounts are calculated discretely.  Therefore, the sum of each quarter may not equal the year-to-date amount.

THE ALLSTATE CORPORATION

CONTRIBUTION TO INCOME

($ in millions, except per share data)

	Three months ended							Nine months ended

	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	Sept. 30,	Sept. 30,
	2014	2014	2014	2013	2013	2013	2013	2014	2013

Contribution to income

Operating income before the impact of restructuring and related charges	$599	$448	$592	$789	$721	$542	$664	$1,639	$1,927
Restructuring and related charges, after-tax	(1)	(3)	(4)	(8)	(8)	(13)	(17)	(8)	(38)

Operating income *	598	445	588	781	713	529	647	1,631	1,889

Realized capital gains and losses, after-tax	192	154	35	94	(28)	234	85	381	291
Valuation changes on embedded derivatives that are not hedged, after-tax	2	(3)	(11)	(3)	(10)	3	(6)	(12)	(13)
DAC and DSI amortization relating to realized capital gains and losses and valuation changes on embedded derivatives that are not hedged, after-tax	(3)	-	-	(3)	1	(4)	1	(3)	(2)
DAC and DSI unlocking relating to realized capital gains and losses, after-tax	-	-	-	-	7	-	-	-	7
Reclassification of periodic settlements and accruals on non-hedge derivative instruments, after-tax	-	3	2	1	-	(3)	(5)	5	(8)
Amortization of purchased intangible assets, after-tax	(11)	(11)	(11)	(15)	(13)	(13)	(14)	(33)	(40)
(Loss) gain on disposition of operations, after-tax	(28)	26	(16)	(44)	(472)	-	1	(18)	(471)
Loss on extinguishment of debt, after-tax	-	-	-	(1)	(6)	(312)	-	-	(318)
Postretirement benefits curtailment gain, after-tax	-	-	-	-	118	-	-	-	118

Net income available to common shareholders	$750	$614	$587	$810	$310	$434	$709	$1,951	$1,453

Income per common share - Diluted (1)
Operating income before the impact of restructuring and related charges	$1.39	$1.02	$1.31	$1.72	$1.54	$1.14	$1.38	$3.71	$4.07
Restructuring and related charges, after-tax	-	(0.01)	(0.01)	(0.02)	(0.01)	(0.02)	(0.03)	(0.02)	(0.08)

Operating income	1.39	1.01	1.30	1.70	1.53	1.12	1.35	3.69	3.99

Realized capital gains and losses, after-tax	0.45	0.35	0.08	0.21	(0.06)	0.50	0.18	0.86	0.61
Valuation changes on embedded derivatives that are not hedged, after-tax	-	(0.01)	(0.02)	(0.01)	(0.02)	0.01	(0.02)	(0.03)	(0.03)
DAC and DSI amortization relating to realized capital gains and losses and valuation changes on embedded derivatives that are not hedged, after-tax	(0.01)	-	-	(0.01)	-	(0.01)	-	-	-
DAC and DSI unlocking relating to realized capital gains and losses, after-tax	-	-	-	-	0.01	-	-	-	0.01
Reclassification of periodic settlements and accruals on non-hedge derivative instruments, after-tax	-	0.01	-	-	-	(0.01)	(0.01)	0.01	(0.02)
Amortization of purchased intangible assets, after-tax	(0.03)	(0.03)	(0.02)	(0.03)	(0.03)	(0.03)	(0.03)	(0.07)	(0.08)
(Loss) gain on disposition of operations, after-tax	(0.06)	0.06	(0.04)	(0.10)	(1.01)	-	-	(0.04)	(0.99)
Loss on extinguishment of debt, after-tax	-	-	-	-	(0.01)	(0.66)	-	-	(0.67)
Postretirement benefits curtailment gain, after-tax	-	-	-	-	0.25	-	-	-	0.25

Net income available to common shareholders	$1.74	$1.39	$1.30	$1.76	$0.66	$0.92	$1.47	$4.42	$3.07

Weighted average common shares - Diluted	431.2	440.7	452.8	459.6	467.1	473.8	480.8	441.6	473.8

(1)      In accordance with GAAP, the quarter and year-to-date per share amounts are calculated discretely.  Therefore, the sum of each quarter may not equal the year-to-date amount.

THE ALLSTATE CORPORATION

REVENUES

($ in millions)

	Three months ended							Nine months ended

	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	Sept. 30,	Sept. 30,
	2014	2014	2014	2013	2013	2013	2013	2014	2013

Property-Liability
Property-Liability insurance premiums	$7,307	$7,204	$7,064	$7,014	$6,972	$6,862	$6,770	$21,575	$20,604
Net investment income	344	351	312	382	309	343	341	1,007	993
Realized capital gains and losses	266	250	53	128	(26)	305	112	569	391

Total Property-Liability revenues	7,917	7,805	7,429	7,524	7,255	7,510	7,223	23,151	21,988

Allstate Financial
Life and annuity premiums and contract charges	512	518	607	610	584	579	579	1,637	1,742
Net investment income	473	538	640	637	633	633	635	1,651	1,901
Realized capital gains and losses	28	(10)	1	14	(16)	57	19	19	60

Total Allstate Financial revenues	1,013	1,046	1,248	1,261	1,201	1,269	1,233	3,307	3,703

Corporate and Other
Service fees (1)	1	1	2	3	3	2	1	4	6
Net investment income	6	9	7	7	8	8	7	22	23
Realized capital gains and losses	-	-	-	-	1	-	-	-	1

Total Corporate and Other revenues before reclassification of services fees	7	10	9	10	12	10	8	26	30

Reclassification of service fees (1)	(1)	(1)	(2)	(3)	(3)	(2)	(1)	(4)	(6)

Total Corporate and Other revenues	6	9	7	7	9	8	7	22	24

Consolidated revenues	$8,936	$8,860	$8,684	$8,792	$8,465	$8,787	$8,463	$26,480	$25,715

(1)     For presentation in the Consolidated Statements of Operations, service fees of the Corporate and Other segment are reclassified to Operating costs and expenses.

THE ALLSTATE CORPORATION

CONSOLIDATED STATEMENTS OF FINANCIAL POSITION

($ in millions)

	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,		Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,
	2014	2014	2014	2013	2013		2014	2014	2014	2013	2013

Assets						Liabilities
Investments						Reserve for property-liability insurance
Fixed income securities, at fair value						claims and claims expense	$22,350	$22,317	$21,985	$21,857	$20,983
(amortized cost $59,616, $59,447,						Reserve for life-contingent contract benefits	12,482	12,688	12,435	12,386	12,590
$58,587, $59,008 and $58,129)	$62,313	$62,634	$61,161	$60,910	$60,295	Contractholder funds	22,848	23,472	23,989	24,304	24,476
Equity securities, at fair value						Unearned premiums	11,728	11,217	10,821	10,932	11,016
(cost $3,877, $4,658, $4,575,						Claim payments outstanding	814	851	785	631	702
$4,473 and $4,370)	4,335	5,394	5,297	5,097	4,812	Deferred income taxes	1,076	1,146	886	635	440
Mortgage loans	4,143	4,174	4,472	4,721	4,817	Other liabilities and accrued expenses	4,967	5,044	5,566	5,156	5,245
Limited partnership interests	4,348	4,309	5,024	4,967	5,091	Long-term debt	5,195	5,846	6,200	6,201	6,217
Short-term, at fair value						Separate Accounts	4,521	4,780	4,878	5,039	4,928
(amortized cost $2,463, $2,914,						Liabilities held for sale	-	-	14,641	14,899	14,908
$2,573, $2,393 and $2,694)	2,463	2,914	2,573	2,393	2,694	Total liabilities	85,981	87,361	102,186	102,040	101,505
Other	3,119	3,138	3,163	3,067	2,774
Total investments	80,721	82,563	81,690	81,155	80,483
						Equity
						Preferred stock and additional capital paid-in, 72.2
						thousand, 72.2 thousand, 62.2 thousand, 32.3 thousand
						and 26.9 thousand outstanding	1,746	1,746	1,505	780	650
						Common stock, 419 million, 434 million, 434 million,
						449 million and 456 million shares outstanding	9	9	9	9	9
						Additional capital paid-in	3,059	3,035	3,017	3,143	3,127
						Retained income	37,164	36,532	36,041	35,580	34,885
						Deferred ESOP expense	(31)	(31)	(31)	(31)	(39)
						Treasury stock, at cost (481 million, 466 million, 466 million,
						451 million and 444 million)	(20,856)	(19,985)	(19,922)	(19,047)	(18,662)
						Accumulated other comprehensive income:
						Unrealized net capital gains and losses:
						Unrealized net capital gains and losses on fixed income
						securities with other-than-temporary impairments	70	72	66	50	33
Cash	885	889	1,170	675	1,069	Other unrealized net capital gains and losses	1,970	2,461	2,271	1,698	1,804
Premium installment receivables, net	5,604	5,384	5,271	5,237	5,341	Unrealized adjustment to DAC, DSI and insurance
Deferred policy acquisition costs	3,516	3,377	3,316	3,372	3,286	reserves	(213)	(383)	(246)	(102)	(123)
Reinsurance recoverables, net (1)	7,555	7,500	7,512	7,621	6,938	Total unrealized net capital gains and losses	1,827	2,150	2,091	1,646	1,714
Accrued investment income	595	611	610	624	617	Unrealized foreign currency translation
Property and equipment, net	1,012	990	1,024	1,024	993	adjustments	18	35	22	38	50
Goodwill	1,219	1,219	1,243	1,243	1,243	Unrecognized pension and other
Other assets	2,682	2,920	2,187	1,937	1,810	postretirement benefit cost	(607)	(619)	(627)	(638)	(954)
Separate Accounts	4,521	4,780	4,878	5,039	4,928	Total accumulated other comprehensive
Assets held for sale	-	-	15,390	15,593	15,577	income	1,238	1,566	1,486	1,046	810
						Total shareholders’ equity	22,329	22,872	22,105	21,480	20,780
Total assets	$108,310	$110,233	$124,291	$123,520	$122,285	Total liabilities and shareholders’ equity	$108,310	$110,233	$124,291	$123,520	$122,285

(1)    Reinsurance recoverables of unpaid losses related to Property-Liability were $4,764 million, $4,695 million, $4,671 million, $4,664 million and $3,652 million as of September 30, 2014, June 30, 2014, March 31, 2014, December 31, 2013 and September 30, 2013, respectively.

THE ALLSTATE CORPORATION

BOOK VALUE PER COMMON SHARE

($ in millions, except per share data )

	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
	2014	2014	2014	2013	2013	2013	2013
Book value per common share

Numerator:

Common shareholders’ equity (1)	$20,583	$21,126	$20,600	$20,700	$20,130	$19,591	$20,619

Denominator:

Common shares outstanding and dilutive potential common shares outstanding	426.3	440.4	441.1	456.9	462.9	470.6	474.4

Book value per common share	$48.28	$47.97	$46.70	$45.31	$43.49	$41.63	$43.46

Book value per common share, excluding the impact of unrealized net capital gains and losses on fixed income securities *

Numerator:

Common shareholders’ equity	$20,583	$21,126	$20,600	$20,700	$20,130	$19,591	$20,619

Unrealized net capital gains and losses on fixed income securities	1,541	1,690	1,640	1,258	1,445	1,489	2,486

Adjusted common shareholders’ equity	$19,042	$19,436	$18,960	$19,442	$18,685	$18,102	$18,133

Denominator:

Common shares outstanding and dilutive potential common shares outstanding	426.3	440.4	441.1	456.9	462.9	470.6	474.4

Book value per common share, excluding the impact of unrealized net capital gains and losses on fixed income securities	$44.67	$44.13	$42.98	$42.55	$40.37	$38.47	$38.22

(1)       Excludes equity related to preferred stock of $1,746 million, $1,746 million, $1,505 million, $780 million, $650 million and $278 million as of September 30, 2014, June 30, 2014, March 31, 2014, December 31, 2013, September 30, 2013 and June 30, 2013, respectively.

THE ALLSTATE CORPORATION

RETURN ON COMMON SHAREHOLDERS’ EQUITY

($ in millions)

	Twelve months ended

	Sept. 30	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
	2014	2014	2014	2013	2013	2013	2013
Return on Common Shareholders’ Equity

Numerator:

Net income available to common shareholders (1)	$2,761	$2,321	$2,141	$2,263	$1,847	$2,260	$2,249

Denominator:

Beginning common shareholders’ equity	$20,130	$19,591	$20,619	$20,580	$20,837	$19,475	$19,182
Ending common shareholders’ equity	20,583	21,126	20,600	20,700	20,130	19,591	20,619

Average common shareholders’ equity (2)	$20,357	$20,359	$20,610	$20,640	$20,484	$19,533	$19,901

Return on common shareholders’ equity	13.6%	11.4%	10.4%	11.0%	9.0%	11.6%	11.3%

Operating Income Return on Common Shareholders’ Equity *

Numerator:
Operating income (1)	$2,412	$2,527	$2,611	$2,670	$2,178	$2,182	$2,085

Denominator:

Beginning common shareholders’ equity	$20,130	$19,591	$20,619	$20,580	$20,837	$19,475	$19,182
Unrealized net capital gains and losses	1,714	1,651	2,905	2,834	2,880	2,070	1,874
Adjusted beginning common shareholders’ equity	18,416	17,940	17,714	17,746	17,957	17,405	17,308

Ending common shareholders’ equity	20,583	21,126	20,600	20,700	20,130	19,591	20,619
Unrealized net capital gains and losses	1,827	2,150	2,091	1,646	1,714	1,651	2,905
Adjusted ending common shareholders’ equity	18,756	18,976	18,509	19,054	18,416	17,940	17,714

Average adjusted common shareholders’ equity (2)	$18,586	$18,458	$18,112	$18,400	$18,187	$17,673	$17,511

Operating income return on common shareholders’ equity	13.0%	13.7%	14.4%	14.5%	12.0%	12.3%	11.9%

(1)                 Net income available to common shareholders and operating income reflect a trailing twelve-month period.

(2)                 Average common shareholders’ equity and average adjusted common shareholders’ equity are determined using a two-point average, with the beginning and ending common shareholders’ equity and adjusted common shareholders’ equity, respectively, for the twelve-month period as data points.

THE ALLSTATE CORPORATION

DEBT TO CAPITAL

($ in millions)

	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
	2014	2014	2014	2013	2013	2013	2013

Debt

Short-term debt	$-	$-	$-	$-	$-	$500	$-
Long-term debt	5,195	5,846	6,200	6,201	6,217	5,475	6,556
Total debt	$5,195	$5,846	$6,200	$6,201	$6,217	$5,975	$6,556

Capital resources

Debt	$5,195	$5,846	$6,200	$6,201	$6,217	$5,975	$6,556

Shareholders’ equity
Preferred stock and additional capital paid-in	1,746	1,746	1,505	780	650	278	-
Common stock	9	9	9	9	9	9	9
Additional capital paid-in	3,059	3,035	3,017	3,143	3,127	3,105	3,028
Retained income	37,164	36,532	36,041	35,580	34,885	34,691	34,375
Deferred ESOP expense	(31)	(31)	(31)	(31)	(39)	(39)	(39)
Treasury stock	(20,856)	(19,985)	(19,922)	(19,047)	(18,662)	(18,225)	(18,033)
Unrealized net capital gains and losses	1,827	2,150	2,091	1,646	1,714	1,651	2,905
Unrealized foreign currency translation adjustments	18	35	22	38	50	37	58
Unrecognized pension and other postretirement benefit cost	(607)	(619)	(627)	(638)	(954)	(1,638)	(1,684)
Total shareholders’ equity	22,329	22,872	22,105	21,480	20,780	19,869	20,619

Total capital resources	$27,524	$28,718	$28,305	$27,681	$26,997	$25,844	$27,175

Ratio of debt to shareholders’ equity	23.3%	25.6%	28.0%	28.9%	29.9%	30.1%	31.8%

Ratio of debt to capital resources	18.9%	20.4%	21.9%	22.4%	23.0%	23.1%	24.1%

THE ALLSTATE CORPORATION

CONSOLIDATED STATEMENTS OF CASH FLOWS

($ in millions)

	Three months ended							Nine months ended

	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	Sept. 30,	Sept. 30,
	2014	2014	2014	2013	2013	2013	2013	2014	2013

CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$781	$645	$600	$821	$316	$434	$709	$2,026	$1,459
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation, amortization and other non-cash items	88	91	98	122	66	93	87	277	246
Realized capital gains and losses	(294)	(240)	(54)	(142)	41	(362)	(131)	(588)	(452)
Loss on extinguishment of debt	-	1	-	2	9	480	-	1	489
Loss (gain) on disposition of operations	27	(9)	59	44	646	-	(2)	77	644
Interest credited to contractholder funds	198	212	307	305	317	311	345	717	973
Changes in:
Policy benefits and other insurance reserves	(53)	121	(18)	732	(180)	(93)	(514)	50	(787)
Unearned premiums	535	379	(92)	(68)	505	311	(146)	822	670
Deferred policy acquisition costs	(112)	(80)	3	(60)	(101)	(77)	(30)	(189)	(208)
Premium installment receivables, net	(234)	(106)	(46)	95	(219)	(59)	(22)	(386)	(300)
Reinsurance recoverables, net	(71)	6	(45)	(1,023)	(33)	(79)	406	(110)	294
Income taxes	370	(127)	(68)	118	172	6	277	175	455
Other operating assets and liabilities	129	(166)	(270)	225	(21)	(152)	(239)	(307)	(412)
Net cash provided by operating activities	1,364	727	474	1,171	1,518	813	740	2,565	3,071

CASH FLOWS FROM INVESTING ACTIVITIES
Proceeds from sales
Fixed income securities	13,443	7,722	6,483	5,889	4,893	4,987	5,474	27,648	15,354
Equity securities	2,519	1,416	1,328	942	489	1,532	210	5,263	2,231
Limited partnership interests	282	564	238	369	238	278	160	1,084	676
Mortgage loans	-	-	10	4	-	18	2	10	20
Other investments	211	51	30	58	55	23	15	292	93
Investment collections
Fixed income securities	1,057	881	849	1,029	1,221	1,913	1,745	2,787	4,879
Mortgage loans	142	402	324	237	308	238	237	868	783
Other investments	51	57	50	62	42	117	54	158	213
Investment purchases
Fixed income securities	(14,848)	(9,550)	(6,252)	(7,442)	(6,008)	(4,553)	(6,084)	(30,650)	(16,645)
Equity securities	(1,540)	(1,338)	(1,330)	(1,112)	(555)	(1,693)	(317)	(4,208)	(2,565)
Limited partnership interests	(239)	(376)	(277)	(401)	(434)	(222)	(255)	(892)	(911)
Mortgage loans	(109)	(107)	(2)	(115)	(109)	(239)	(75)	(218)	(423)
Other investments	(257)	(152)	(243)	(204)	(342)	(342)	(196)	(652)	(880)
Change in short-term investments, net	325	(249)	189	117	(121)	385	(808)	265	(544)
Change in other investments, net	9	13	36	5	1	57	34	58	92
Purchases of property and equipment, net	(83)	(69)	(55)	(91)	(73)	17	(60)	(207)	(116)
Disposition and acquisition of operations	-	380	(2)	-	(24)	-	-	378	(24)
Net cash provided by (used in) investing activities	963	(355)	1,376	(653)	(419)	2,516	136	1,984	2,233

CASH FLOWS FROM FINANCING ACTIVITIES
Change in short-term debt	-	-	-	-	(500)	500	-	-	-
Proceeds from issuance of long-term debt	-	-	-	4	786	989	492	-	2,267
Repayment of long-term debt	(651)	(354)	(1)	(22)	(65)	(2,540)	-	(1,006)	(2,605)
Proceeds from issuance of preferred stock	-	240	725	130	373	278	-	965	651
Contractholder fund deposits	260	263	403	566	489	528	591	926	1,608
Contractholder fund withdrawals	(909)	(838)	(1,084)	(1,098)	(1,185)	(3,014)	(1,259)	(2,831)	(5,458)
Dividends paid on common stock	(122)	(125)	(113)	(115)	(118)	(119)	-	(360)	(237)
Dividends paid on preferred stock	(31)	(13)	(12)	(6)	-	-	-	(56)	-
Treasury stock purchases	(932)	(142)	(1,115)	(449)	(488)	(158)	(739)	(2,189)	(1,385)
Shares reissued under equity incentive plans, net	55	72	77	62	48	43	17	204	108
Excess tax benefits on share-based payment arrangements	4	5	13	5	4	6	23	22	33
Other	(5)	(3)	(6)	(2)	5	(28)	13	(14)	(10)
Net cash used in financing activities	(2,331)	(895)	(1,113)	(925)	(651)	(3,515)	(862)	(4,339)	(5,028)
Cash classified as held for sale	-	242	(242)	13	(13)	-	-	-	(13)

NET INCREASE (DECREASE) IN CASH	(4)	(281)	495	(394)	435	(186)	14	210	263
CASH AT BEGINNING OF PERIOD	889	1,170	675	1,069	634	820	806	675	806
CASH AT END OF PERIOD	$885	$889	$1,170	$675	$1,069	$634	$820	$885	$1,069

THE ALLSTATE CORPORATION

ANALYSIS OF DEFERRED POLICY ACQUISITION COSTS

($ in millions)

	Change in Deferred Policy Acquisition Costs For the three months ended September 30, 2014

				Amortization
				relating to realized
				capital gains and	Amortization
				losses and	(acceleration)	Effect of
	Beginning	Acquisition	Amortization	valuation changes on	deceleration	unrealized	Ending
	balance	costs	before	embedded derivatives	for the changes	capital gains	balance
	June 30, 2014	deferred	adjustments (1) (2)	that are not hedged (2)	in assumptions(2)	and losses	Sept. 30, 2014

Property-Liability	$1,704	$1,072	$(972)	$-	$-	$-	$1,804

Allstate Financial:
Traditional life and accident and health	727	40	(29)	-	-	-	738
Interest-sensitive life	899	28	(33)	(1)	10	24	927
Fixed annuity	47	-	(2)	(1)	(2)	5	47
Subtotal	1,673	68	(64)	(2)	8	29	1,712

Consolidated	$3,377	$1,140	$(1,036)	$(2)	$8	$29	$3,516

	Change in Deferred Policy Acquisition Costs For the three months ended September 30, 2013

				Amortization
				relating to realized
				capital gains and	Amortization
				losses and	(acceleration)	Effect of
	Beginning	Acquisition	Amortization	valuation changes on	deceleration	unrealized	DAC	Ending
	balance	costs	before	embedded derivatives	for the changes	capital gains	classified as	balance
	June 30, 2013	deferred	adjustments (1) (2)	that are not hedged (2)	in assumptions(2)	and losses	held for sale	Sept. 30, 2013

Property-Liability	$1,461	$1,045	$(929)	$-	$-	$-	$-	$1,577

Allstate Financial:
Traditional life and accident and health	694	40	(27)	-	-	-	(12)	695
Interest-sensitive life	1,707	38	(46)	1	(35)	9	(700)	974
Fixed annuity	52	5	(4)	2	12	2	(29)	40
Subtotal	2,453	83	(77)	3	(23)	11	(741)	1,709

Consolidated	$3,914	$1,128	$(1,006)	$3	$(23)	$11	$(741)	$3,286

(1)    Amortization before adjustments reflects total DAC amortization before amortization/accretion related to realized capital gains and losses and valuation changes on embedded derivatives that are not hedged and amortization acceleration/deceleration for changes in assumptions.

(2)     Included as a component of amortization of DAC on the Consolidated Statements of Operations.

THE ALLSTATE CORPORATION

ANALYSIS OF DEFERRED POLICY ACQUISITION COSTS

($ in millions)

	Change in Deferred Policy Acquisition Costs										Reconciliation of Deferred Policy
	For the nine months ended September 30, 2014										Acquisition Costs as of September 30, 2014

						Amortization
						relating to realized
						capital gains and	Amortization				DAC before		DAC after
		DAC classified				losses and	(acceleration)	Effect of			impact of	Impact of	impact of
	Beginning	as held for sale	Total DAC including	Acquisition	Amortization	valuation changes on	deceleration	unrealized	DAC sold in	Ending	unrealized	unrealized	unrealized
	balance	beginning	those classified	costs	before	embedded derivatives	for changes in	capital gains	LBL	balance	capital gains	capital gains	capital gains
	Dec. 31, 2013	balance	as held for sale	deferred	adjustments (1) (2)	that are not hedged (2)	assumptions (2)	and losses	disposition	Sept. 30, 2014	and losses	and losses	and losses

Property-Liability	$1,625	$-	$1,625	$3,081	$(2,902)	$-	$-	$-	$-	$1,804	$1,804	$-	$1,804

Allstate Financial:
Traditional life and
accident and health	711	13	724	121	(94)	-	-	-	(13)	738	738	-	738
Interest-sensitive life	991	700	1,691	84	(102)	(5)	10	(77)	(674)	927	1,071	(144)	927
Fixed annuity	45	30	75	-	(7)	2	(2)	(1)	(20)	47	53	(6)	47
Subtotal	1,747	743	2,490	205	(203)	(3)	8	(78)	(707)	1,712	1,862	(150)	1,712

Consolidated	$3,372	$743	$4,115	$3,286	$(3,105)	$(3)	$8	$(78)	$(707)	$3,516	$3,666	$(150)	$3,516

	Change in Deferred Policy Acquisition Costs								Reconciliation of Deferred Policy
	For the nine months ended September 30, 2013								Acquisition Costs as of September 30, 2013

				Amortization
				relating to realized
				capital gains and	Amortization				DAC before		DAC after
				losses and	(acceleration)	Effect of			impact of	Impact of	impact of
	Beginning	Acquisition	Amortization	valuation changes on	deceleration	unrealized	DAC	Ending	unrealized	unrealized	unrealized
	balance	costs	before	embedded derivatives	for changes in	capital gains	classified as	balance	capital gains	capital gains	capital gains
	Dec. 31, 2012	deferred	adjustments (1) (2)	that are not hedged (2)	assumptions (2)	and losses	held for sale	Sept. 30, 2013	and losses	and losses	and losses

Property-Liability	$1,396	$2,871	$(2,690)	$-	$-	$-	$-	$1,577	$1,577	$-	$1,577

Allstate Financial:
Traditional life and
accident and health	671	118	(82)	-	-	-	(12)	695	695	-	695
Interest-sensitive life	1,529	133	(125)	(2)	(35)	174	(700)	974	1,083	(109)	974
Fixed annuity	25	17	(11)	-	12	26	(29)	40	47	(7)	40
Subtotal	2,225	268	(218)	(2)	(23)	200	(741)	1,709	1,825	(116)	1,709

Consolidated	$3,621	$3,139	$(2,908)	$(2)	$(23)	$200	$(741)	$3,286	$3,402	$(116)	$3,286

(1) Amortization before adjustments reflects total DAC amortization before amortization/accretion related to realized capital gains and losses and valuation changes on embedded derivatives that are not hedged and amortization acceleration/deceleration for changes in assumptions.

(2) Included as a component of amortization of DAC on the Consolidated Statements of Operations.

THE ALLSTATE CORPORATION

PROPERTY-LIABILITY RESULTS

($ in millions, except ratios)

	Three months ended							Nine months ended

	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	Sept. 30,	Sept. 30,
	2014	2014	2014	2013	2013	2013	2013	2014	2013

Premiums written (1)	$7,806	$7,547	$6,969	$6,950	$7,438	$7,151	$6,625	$22,322	$21,214
(Increase) decrease in unearned premiums	(512)	(397)	112	84	(518)	(293)	155	(797)	(656)
Other	13	54	(17)	(20)	52	4	(10)	50	46

Premiums earned	7,307	7,204	7,064	7,014	6,972	6,862	6,770	21,575	20,604
Claims and claims expense	(4,909)	(5,142)	(4,759)	(4,283)	(4,427)	(4,741)	(4,460)	(14,810)	(13,628)
Amortization of deferred policy acquisition costs	(972)	(969)	(961)	(984)	(929)	(890)	(871)	(2,902)	(2,690)
Operating costs and expenses	(948)	(901)	(968)	(942)	(910)	(943)	(957)	(2,817)	(2,810)
Restructuring and related charges	(4)	(3)	(4)	(11)	(9)	(19)	(24)	(11)	(52)
Underwriting income *	474	189	372	794	697	269	458	1,035	1,424

Net investment income	344	351	312	382	309	343	341	1,007	993
Periodic settlements and accruals on non-hedge derivative instruments	(1)	(3)	(3)	(2)	(2)	(2)	(1)	(7)	(5)
Amortization of purchased intangible assets	17	17	17	23	21	20	21	51	62
Income tax expense on operations	(281)	(190)	(230)	(404)	(340)	(197)	(263)	(701)	(800)

Operating income	553	364	468	793	685	433	556	1,385	1,674

Realized capital gains and losses, after-tax	173	161	34	86	(17)	197	73	368	253
Reclassification of periodic settlements and accruals on non-hedge derivative instruments, after-tax	-	2	2	1	1	1	1	4	3
Amortization of purchased intangible assets, after-tax	(11)	(11)	(11)	(15)	(13)	(13)	(14)	(33)	(40)
(Loss) gain on disposition of operations, after-tax	(1)	38	-	-	-	(1)	-	37	(1)
Net income available to common shareholders	$714	$554	$493	$865	$656	$617	$616	$1,761	$1,889

Catastrophe losses	$517	$936	$445	$117	$128	$647	$359	$1,898	$1,134

Operating ratios
Claims and claims expense (“loss”) ratio	67.2	71.4	67.4	61.1	63.5	69.1	65.9	68.6	66.1
Expense ratio	26.3	26.0	27.3	27.6	26.5	27.0	27.3	26.6	27.0
Combined ratio	93.5	97.4	94.7	88.7	90.0	96.1	93.2	95.2	93.1

Combined ratio excluding the effect of catastrophes *	86.4	84.4	88.4	87.0	88.2	86.7	87.9	86.4	87.6
Effect of catastrophe losses on combined ratio	7.1	13.0	6.3	1.7	1.8	9.4	5.3	8.8	5.5
Combined ratio	93.5	97.4	94.7	88.7	90.0	96.1	93.2	95.2	93.1

Combined ratio excluding the effect of catastrophes, prior year reserve reestimates and amortization of purchased intangible assets (“underlying”)	86.1	84.7	88.4	87.5	86.9	86.9	87.7	86.4	87.2
Effect of catastrophe losses on combined ratio	7.1	13.0	6.3	1.7	1.8	9.4	5.3	8.8	5.5
Effect of prior year reserve reestimates on combined ratio	0.1	(0.1)	(0.2)	(0.9)	0.5	(0.8)	(0.6)	-	(0.3)
Effect of catastrophe losses included in prior year reserve reestimates on combined ratio	-	(0.5)	-	0.1	0.5	0.3	0.5	(0.2)	0.4
Effect of amortization of purchased intangible assets on combined ratio	0.2	0.3	0.2	0.3	0.3	0.3	0.3	0.2	0.3
Combined ratio	93.5	97.4	94.7	88.7	90.0	96.1	93.2	95.2	93.1

Effect of restructuring and related charges on combined ratio	0.1	-	0.1	0.2	0.1	0.3	0.4	0.1	0.3

Effect of Discontinued Lines and Coverages on combined ratio	1.4	0.1	-	-	1.9	0.1	-	0.5	0.7

(1)  Trailing twelve months written premiums were $29.27 billion and $27.85 billion for the twelve months ended September 30, 2014 and September 30, 2013, respectively, comprising nine months ended September 30, 2014 and 2013 reported above and $6,950 million and $6,637 million in the fourth quarter of 2013 and 2012, respectively.

THE ALLSTATE CORPORATION

PROPERTY-LIABILITY UNDERWRITING RESULTS BY AREA OF BUSINESS

($ in millions)

	Three months ended							Nine months ended

	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	Sept. 30,	Sept. 30,
	2014	2014	2014	2013	2013	2013	2013	2014	2013

Property-Liability Underwriting Summary
Allstate Protection	$579	$192	$375	$795	$831	$273	$462	$1,146	$1,566
Discontinued Lines and Coverages	(105)	(3)	(3)	(1)	(134)	(4)	(4)	(111)	(142)
Underwriting income	$474	$189	$372	$794	$697	$269	$458	$1,035	$1,424

Allstate Protection Underwriting Summary
Premiums written	$7,805	$7,547	$6,969	$6,950	$7,438	$7,151	$6,625	$22,321	$21,214

Premiums earned	$7,306	$7,204	$7,064	$7,014	$6,972	$6,862	$6,770	$21,574	$20,604
Claims and claims expense	(4,804)	(5,140)	(4,756)	(4,282)	(4,292)	(4,738)	(4,457)	(14,700)	(13,487)
Amortization of deferred policy acquisition costs	(972)	(969)	(961)	(984)	(929)	(890)	(871)	(2,902)	(2,690)
Operating costs and expenses	(947)	(900)	(968)	(942)	(911)	(942)	(956)	(2,815)	(2,809)
Restructuring and related charges	(4)	(3)	(4)	(11)	(9)	(19)	(24)	(11)	(52)
Underwriting income	$579	$192	$375	$795	$831	$273	$462	$1,146	$1,566

Catastrophe losses	$517	$936	$445	$117	$128	$647	$359	$1,898	$1,134

Operating ratios
Loss ratio	65.8	71.3	67.3	61.1	61.6	69.0	65.9	68.1	65.5
Expense ratio	26.3	26.0	27.4	27.6	26.5	27.0	27.3	26.6	26.9
Combined ratio	92.1	97.3	94.7	88.7	88.1	96.0	93.2	94.7	92.4

Effect of catastrophe losses on combined ratio	7.1	13.0	6.3	1.7	1.8	9.4	5.3	8.8	5.5

Effect of restructuring and related charges on combined ratio	0.1	-	0.1	0.2	0.1	0.3	0.4	0.1	0.3

Effect of amortization of purchased intangible assets on combined ratio	0.2	0.2	0.2	0.3	0.3	0.3	0.3	0.2	0.3

Discontinued Lines and Coverages Underwriting Summary
Premiums written	$1	$-	$-	$-	$-	$-	$-	$1	$-

Premiums earned	$1	$-	$-	$-	$-	$-	$-	$1	$-
Claims and claims expense	(105)	(2)	(3)	(1)	(135)	(3)	(3)	(110)	(141)
Operating costs and expenses	(1)	(1)	-	-	1	(1)	(1)	(2)	(1)
Underwriting loss	$(105)	$(3)	$(3)	$(1)	$(134)	$(4)	$(4)	$(111)	$(142)

Effect of Discontinued Lines and Coverages on the Property-Liability combined ratio	1.4	0.1	-	-	1.9	0.1	-	0.5	0.7

Underwriting Income by Brand
Allstate brand	$676	$299	$478	$814	$871	$346	$520	$1,453	$1,737
Encompass brand	(31)	(59)	(8)	41	19	(7)	(6)	(98)	6
Esurance brand	(62)	(45)	(93)	(56)	(54)	(61)	(47)	(200)	(162)
Answer Financial	(4)	(3)	(2)	(4)	(5)	(5)	(5)	(9)	(15)
Underwriting income	$579	$192	$375	$795	$831	$273	$462	$1,146	$1,566

THE ALLSTATE CORPORATION

PROPERTY-LIABILITY PREMIUMS WRITTEN BY BRAND

($ in millions)

	Three months ended							Nine months ended

	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	Sept. 30,	Sept. 30,
	2014	2014	2014	2013	2013	2013	2013	2014	2013

Allstate brand (1)
Auto	$4,490	$4,375	$4,292	$4,147	$4,280	$4,170	$4,155	$13,157	$12,605
Homeowners	1,831	1,765	1,342	1,549	1,779	1,693	1,268	4,938	4,740
Other personal lines	426	416	351	368	417	406	348	1,193	1,171
Commercial lines	122	130	116	119	114	121	112	368	347
Other business lines	185	180	176	157	161	151	133	541	445
	7,054	6,866	6,277	6,340	6,751	6,541	6,016	20,197	19,308

Encompass brand
Auto	178	176	151	155	172	167	147	505	486
Homeowners	137	136	110	115	129	120	97	383	346
Other personal lines	28	29	25	25	28	28	23	82	79
	343	341	286	295	329	315	267	970	911

Esurance brand
Auto	403	338	404	315	357	294	342	1,145	993
Homeowners	3	1	1	-	-	-	-	5	-
Other personal lines	2	1	1	-	1	1	-	4	2
	408	340	406	315	358	295	342	1,154	995

Allstate Protection	7,805	7,547	6,969	6,950	7,438	7,151	6,625	22,321	21,214

Discontinued Lines and Coverages	1	-	-	-	-	-	-	1	-

Property-Liability	$7,806	$7,547	$6,969	$6,950	$7,438	$7,151	$6,625	$22,322	$21,214

Allstate Protection
Auto	$5,071	$4,889	$4,847	$4,617	$4,809	$4,631	$4,644	$14,807	$14,084
Homeowners	1,971	1,902	1,453	1,664	1,908	1,813	1,365	5,326	5,086
Other personal lines	456	446	377	393	446	435	371	1,279	1,252
Commercial lines	122	130	116	119	114	121	112	368	347
Other business lines	185	180	176	157	161	151	133	541	445

	$7,805	$7,547	$6,969	$6,950	$7,438	$7,151	$6,625	$22,321	$21,214

(1) Canada premiums included in Allstate brand
Auto	$233	$250	$180	$199	$225	$245	$184	$663	$654
Homeowners	66	63	40	50	58	59	38	169	155
Other personal lines	16	15	11	13	14	15	13	42	42
	$315	$328	$231	$262	$297	$319	$235	$874	$851

THE ALLSTATE CORPORATION

PROPERTY-LIABILITY

IMPACT OF NET RATE CHANGES APPROVED ON PREMIUMS WRITTEN

	Three months ended				Three months ended					Three months ended
	September 30, 2014 (1)				June 30, 2014					March 31, 2014

	Number of			Location	Number of				Location	Number of			Location
	locations		Total brand (%) (4)	specific (%) (5)	locations		Total brand (%) (4)		specific (%) (5)	locations		Total brand (%) (4)	specific (%) (5)
Allstate brand
Auto (2)	20	(6)	0.9	3.7	25	(6)	-	(8)	(0.2)	19		0.8	2.5
Homeowners (3)	6		0.2	6.0	11	(7)	0.4		5.7	8	(7)	0.2	2.3

Encompass brand
Auto	9		0.9	4.1	12		2.4		7.6	2		0.5	4.9
Homeowners	7		0.6	6.5	12		1.5		7.8	1		-	2.5

Esurance brand
Auto	15		0.6	3.1	15		1.7		4.4	17		2.2	8.2

	Three months ended				Three months ended					Three months ended
	December 31, 2013				September 30, 2013					June 30, 2013

	Number of			Location	Number of				Location	Number of			Location
	locations		Total brand (%) (4)	specific (%) (5)	locations		Total brand (%) (4)		specific (%) (5)	locations		Total brand (%) (4)	specific (%) (5)
Allstate brand
Auto (2)	24		0.8	2.6	12		0.7		3.1	15		0.1	0.5
Homeowners (3)	21		1.5	4.5	3		0.3		6.8	8		0.5	6.2

Encompass brand
Auto	11		2.1	6.6	9		1.4		5.7	14		1.6	4.8
Homeowners	14		2.7	6.4	11		1.4		6.9	15		1.9	4.8

Esurance brand
Auto	16		1.1	5.5	14		1.1		5.2	15		1.7	4.7

(1)            Rate changes include changes approved based on our net cost of reinsurance.  These rate changes do not reflect initial rates filed for insurance subsidiaries initially writing business.  Based on historical premiums written in those states and Canadian provinces, rate changes approved for the three month period ending September 30, 2014 are estimated to total $183 million.  Rate changes do not include rating plan enhancements, including the introduction of discounts and surcharges, that result in no change in the overall rate level in the state.  Allstate Brand rate changes exclude Canada and specialty auto in periods prior to first quarter 2014.  In 2013, the Ontario government gave the Financial Services Commission of Ontario the authority to implement an average reduction of premium rates by 15%.  The rate reductions were effective on new business beginning May 2014 and renewal contracts beginning July 2014 and represented an overall decrease of approximately 14%.  This will reduce expected premiums written by approximately $35 million and premiums earned by approximately $11 million in 2014. Management is pursuing various actions to lessen the impact of the rate decrease, a number of which are currently being implemented.

(2)            Impacts of Allstate brand auto effective rate changes as a percentage of total brand prior year-end premiums written were 0.2%, 1.1%, 0.5%, 0.5%, 0.7% and 0.2% for the three months ended September 30, 2014, June 30, 2014, March 31, 2014, December 31, 2013, September 30, 2013 and June 30, 2013, respectively.  Rate changes are included in the effective calculations in the period the rate change is effective for renewal contracts.  Therefore, the Canada renewal rate change referred to in Note 1 was included in the effective calculation in third quarter 2014.

(3)            Impacts of Allstate brand homeowners effective rate changes as a percentage of total brand prior year-end premiums written were 0.1%, 0.5%, 1.3%, 0.4%, 0.3% and 1.2% for the three months ended September 30, 2014, June 30, 2014, March 31, 2014, December 31, 2013, September 30, 2013 and June 30, 2013, respectively.

(4)            Represents the impact in the states and Canadian provinces where rate changes were approved during the period as a percentage of total brand prior year-end premiums written.

(5)            Represents the impact in the states and Canadian provinces where rate changes were approved during the period as a percentage of its respective total prior year-end premiums written in those same locations.

(6)            Includes one and three Canadian provinces for auto for the three months ended September 30, 2014 and June 30, 2014, respectively.

(7)            Includes two and one Canadian provinces for homeowners for the three months ended June 30, 2014 and March 31, 2014, respectively.

(8)            Excluding Canada, Allstate Brand Auto rate change was 0.5% for the three months ended June 30, 2014.

THE ALLSTATE CORPORATION

POLICIES IN FORCE AND OTHER STATISTICS

	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
	2014	2014	2014	2013	2013	2013	2013
Policies in Force (in thousands) (1)
Allstate Brand
Auto	19,751	19,605	19,413	19,362	19,247	19,155	19,020
Homeowners	6,082	6,069	6,063	6,077	6,077	6,097	6,136
Landlord	737	738	740	742	742	744	748
Renter	1,447	1,421	1,402	1,385	1,371	1,364	1,364
Condominium	652	648	646	645	641	640	639
Other	1,248	1,245	1,244	1,252	1,260	1,267	1,273
Other personal lines	4,084	4,052	4,032	4,024	4,014	4,015	4,024
Commercial lines	320	313	305	301	295	291	286
Other business lines	958	972	991	989	996	997	1,001
Excess and surplus	26	25	23	22	20	18	15
Total	31,221	31,036	30,827	30,775	30,649	30,573	30,482

Encompass Brand
Auto	792	788	778	774	767	752	737
Homeowners	365	364	359	356	350	341	333
Other personal lines	123	124	124	125	124	124	121
Total	1,280	1,276	1,261	1,255	1,241	1,217	1,191

Esurance Brand
Auto	1,410	1,399	1,375	1,286	1,254	1,207	1,151
Homeowners	6	2	1	-	-	-	-
Other personal lines	33	30	26	20	16	11	7
Total	1,449	1,431	1,402	1,306	1,270	1,218	1,158

Total Policies in Force	33,950	33,743	33,490	33,336	33,160	33,008	32,831

Other Customer Relationships
Good Hands Roadside Members (in thousands) (2)	1,996	1,871	1,734	1,585	1,439	1,272	1,099

Non-Proprietary Premiums ($ in millions)
Ivantage (3)	$1,431	$1,414	$1,396	$1,394	$1,389	$1,363	$1,310
Answer Financial (4)	134	125	139	118	122	111	126

(1)

Policies in Force:  Policy counts are based on items rather than customers.  A multi-car customer would generate multiple item (policy) counts, even if all cars were insured under one policy. Allstate Dealer Services (service contracts and other products sold in conjunction with auto lending and vehicle sales transactions) and Partnership Marketing Group (roadside assistance products) statistics are not included in total policies in force since these are not meaningful.  Additionally, non-proprietary products offered by Ivantage (insurance agency) and Answer Financial (independent insurance agency) are not included.

(2)	Membership provides pay on demand access to roadside services. Fees for three months ended September 30, 2014 were $196 thousand.
(3)

Represents non-proprietary premiums under management as of the end of the period related to personal and commercial line products offered by Ivantage when an Allstate product is not available. Premiums under management are reported on a one month delay. Premiums are estimates and are reported by entities which have brokering arrangements with Allstate. Fees for the three months ended September 30, 2014 were $19.2 million.

(4)	Represents non-proprietary premiums written for the period. Fees for the three months ended September 30, 2014 were $16.9 million.

THE ALLSTATE CORPORATION

ALLSTATE BRAND PROFITABILITY MEASURES

($ in millions, except ratios)

	Three months ended							Nine months ended

	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	Sept. 30,	Sept. 30,
	2014	2014	2014	2013	2013	2013	2013	2014	2013

Net premiums written	$7,054	$6,866	$6,277	$6,340	$6,751	$6,541	$6,016	$20,197	$19,308

Net premiums earned
Auto	4,352	4,297	4,209	4,186	4,165	4,133	4,094	12,858	12,392
Homeowners	1,616	1,594	1,580	1,574	1,568	1,525	1,516	4,790	4,609
Other personal lines (1)	389	387	385	384	384	380	379	1,161	1,143
Commercial lines	120	121	110	115	114	113	114	351	341
Other business lines (2)	138	131	133	126	124	115	106	402	345
Total	6,615	6,530	6,417	6,385	6,355	6,266	6,209	19,562	18,830

Incurred losses
Auto	2,964	3,011	2,858	2,876	2,857	2,843	2,774	8,833	8,474
Homeowners	930	1,212	994	656	645	1,084	914	3,136	2,643
Other personal lines	229	226	279	187	221	239	247	734	707
Commercial lines	72	78	81	77	70	69	61	231	200
Other business lines	70	64	63	58	60	49	47	197	156
Total	4,265	4,591	4,275	3,854	3,853	4,284	4,043	13,131	12,180

Expenses
Auto	1,088	1,089	1,075	1,114	1,068	1,069	1,068	3,252	3,205
Homeowners	382	359	385	393	379	368	376	1,126	1,123
Other personal lines	103	105	108	115	108	113	115	316	336
Commercial lines	38	35	34	37	34	33	34	107	101
Other business lines	63	52	62	58	42	53	53	177	148
Total	1,674	1,640	1,664	1,717	1,631	1,636	1,646	4,978	4,913

Underwriting income (loss)
Auto	300	197	276	196	240	221	252	773	713
Homeowners	304	23	201	525	544	73	226	528	843
Other personal lines	57	56	(2)	82	55	28	17	111	100
Commercial lines	10	8	(5)	1	10	11	19	13	40
Other business lines	5	15	8	10	22	13	6	28	41
Total	676	299	478	814	871	346	520	1,453	1,737

Loss ratio	64.5	70.3	66.6	60.4	60.6	68.4	65.1	67.1	64.7
Expense ratio	25.3	25.1	26.0	26.9	25.7	26.1	26.5	25.5	26.1
Combined ratio	89.8	95.4	92.6	87.3	86.3	94.5	91.6	92.6	90.8

Effect of catastrophe losses on combined ratio	6.9	13.1	6.4	1.8	1.7	9.8	5.5	8.8	5.7

Effect of prior year reserve reestimates on combined ratio	(1.3)	(0.1)	(0.2)	(0.6)	(1.4)	(0.9)	(0.6)	(0.5)	(1.0)

Effect of advertising expenses on combined ratio	2.6	2.7	2.4	2.3	2.7	3.2	2.7	2.6	2.9

Combined ratio excluding the effect of catastrophes and prior year reserve reestimates (“underlying”)	84.2	83.0	86.4	86.1	85.4	85.4	86.2	84.5	85.7
Effect of catastrophe losses	6.9	13.1	6.4	1.8	1.7	9.8	5.5	8.8	5.7
Effect of prior year non-catastrophe reserve reestimates	(1.3)	(0.7)	(0.2)	(0.6)	(0.8)	(0.7)	(0.1)	(0.7)	(0.6)
Combined ratio	89.8	95.4	92.6	87.3	86.3	94.5	91.6	92.6	90.8

(1)	Other personal lines include renter, condominium, landlord and other personal lines.
(2)	Other business lines include Allstate Roadside Services, Allstate Dealer Services and other business lines.

THE ALLSTATE CORPORATION

ALLSTATE BRAND STATISTICS (1)

	Three months ended							Nine months ended

	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	Sept. 30,	Sept. 30,
	2014	2014	2014	2013	2013	2013	2013	2014	2013

New Issued Applications (in thousands) (2)
Auto	809	770	714	664	720	709	656	2,293	2,085
Homeowners	201	192	154	157	180	167	121	547	468
Average Premium - Gross Written ($) (3)
Auto	481	478	473	473	467	466	464	477	466
Homeowners	1,144	1,135	1,137	1,126	1,119	1,109	1,104	1,139	1,111
Average Premium - Net Earned ($) (4)
Auto	443	441	435	434	433	433	430	439	432
Homeowners	1,054	1,045	1,034	1,029	1,024	990	976	1,045	997
Renewal Ratio (%) (5)
Auto	88.9	89.1	89.0	88.7	88.7	88.6	88.4	89.0	88.5
Homeowners	88.6	88.3	88.2	88.1	88.0	87.5	87.2	88.4	87.6
Bodily Injury Claim Frequency
(% change year-over-year)
Auto	(1.3)	(2.8)	(0.3)	(1.7)	0.8	(1.1)	(2.4)	(1.5)	(0.9)
Property Damage Claim Frequency
(% change year-over-year)
Auto	(1.0)	(2.4)	5.1	1.4	0.6	(0.3)	(0.7)	0.5	(0.1)
Auto Paid Severity
(% change year-over-year)
Bodily injury	2.2	1.3	0.7	2.0	2.3	4.1	6.7	1.4	4.4
Property damage	5.5	4.4	2.7	3.2	0.8	3.7	(0.2)	4.2	1.4
Homeowners Excluding Catastrophe Losses
(% change year-over-year)
Claim frequency	(5.5)	2.3	6.1	(2.2)	(1.1)	0.6	1.2	0.7	0.3
Claim severity	9.2	5.5	8.3	0.2	(2.2)	1.3	(0.2)	7.6	(0.4)

(1)   Statistics presented for Allstate brand exclude excess and surplus lines.

(2)   New Issued Applications:  Item counts of automobiles or homeowners insurance applications for insurance policies that were issued during the period, regardless of whether the customer was previously insured by another Allstate Protection brand.  Does not include automobiles that are added by existing customers.

(3)   Average Premium - Gross Written:  Gross premiums written divided by issued item count.  Gross premiums written include the impacts from discounts, surcharges and ceded reinsurance premiums and exclude the impacts from mid-term premium adjustments and premium refund accruals.  Average premiums represent the appropriate policy term for each line, which is 6 months for auto and 12 months for homeowners.

(4)   Average Premium - Net Earned:  Earned premium divided by average policies in force for the period.  Earned premium includes the impacts from mid-term premium adjustments and ceded reinsurance, but does not include impacts of premium refund accruals.  Average premiums represent the appropriate policy term for each line, which is 6 months for auto and 12 months for homeowners.

(5)   Renewal ratio:  Renewal policies issued during the period, based on contract effective dates, divided by the total policies issued 6 months prior for auto or 12 months prior for homeowners.

THE ALLSTATE CORPORATION

ENCOMPASS BRAND PROFITABILITY MEASURES AND STATISTICS

($ in millions, except ratios)

	Three months ended							Nine months ended

	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	Sept. 30,	Sept. 30,
	2014	2014	2014	2013	2013	2013	2013	2014	2013

Net premiums written	$343	$341	$286	$295	$329	$315	$267	$970	$911

Net premiums earned
Auto	$168	$162	$161	$155	$158	$158	$155	$491	$471
Homeowners	123	120	117	114	111	105	100	360	316
Other personal lines	27	26	26	25	26	24	25	79	75
Total	318	308	304	294	295	287	280	930	862

Incurred losses
Auto	$131	$134	$114	$114	$112	$117	$117	$379	$346
Homeowners	103	118	86	48	63	69	62	307	194
Other personal lines	20	21	21	-	13	21	20	62	54
Total	254	273	221	162	188	207	199	748	594

Expenses
Auto	$50	$50	$48	$49	$47	$48	$47	$148	$142
Homeowners	37	37	35	35	34	33	32	109	99
Other personal lines	8	7	8	7	7	6	8	23	21
Total	95	94	91	91	88	87	87	280	262

Underwriting income (loss)
Auto	$(13)	$(22)	$(1)	$(8)	$(1)	$(7)	$(9)	$(36)	$(17)
Homeowners	(17)	(35)	(4)	31	14	3	6	(56)	23
Other personal lines	(1)	(2)	(3)	18	6	(3)	(3)	(6)	-
Total	(31)	(59)	(8)	41	19	(7)	(6)	(98)	6

Loss ratio	79.8	88.7	72.7	55.1	63.7	72.1	71.1	80.4	68.9
Expense ratio	29.9	30.5	29.9	31.0	29.9	30.3	31.0	30.1	30.4
Combined ratio	109.7	119.2	102.6	86.1	93.6	102.4	102.1	110.5	99.3

Effect of catastrophe losses on combined ratio	16.4	23.7	11.2	0.3	5.8	10.1	4.6	17.1	6.8

Effect of prior year reserve reestimates on combined ratio	(1.9)	1.0	(0.7)	(7.5)	(5.1)	(1.4)	(0.7)	(0.5)	(2.4)

Effect of advertising expenses on combined ratio	-	0.6	0.7	0.3	-	0.7	0.7	0.4	0.5

Combined ratio excluding the effect of catastrophes
and prior year reserve reestimates (“underlying”)	95.6	94.8	91.8	91.8	92.5	92.7	97.9	94.1	94.3
Effect of catastrophe losses	16.4	23.7	11.2	0.3	5.8	10.1	4.6	17.1	6.8
Effect of prior year non-catastrophe reserve reestimates	(2.3)	0.7	(0.4)	(6.0)	(4.7)	(0.4)	(0.4)	(0.7)	(1.8)
Combined ratio	109.7	119.2	102.6	86.1	93.6	102.4	102.1	110.5	99.3

Policies in Force (in thousands)
Auto	792	788	778	774	767	752	737	792	767
Homeowners	365	364	359	356	350	341	333	365	350
Other personal lines	123	124	124	125	124	124	121	123	124
	1,280	1,276	1,261	1,255	1,241	1,217	1,191	1,280	1,241
New Issued Applications (in thousands)
Auto	34	40	33	36	43	41	35	107	119
Homeowners	18	20	17	18	22	22	17	55	61

Average Premium - Gross Written ($)
Auto	898	888	893	886	879	872	882	893	878
Homeowners	1,471	1,437	1,440	1,392	1,390	1,362	1,346	1,450	1,368

Renewal Ratio (%)
Auto	79.4	80.3	79.2	79.1	79.4	78.4	77.8	79.7	78.6
Homeowners	84.8	86.2	86.6	86.2	87.4	86.4	86.1	85.8	86.7

THE ALLSTATE CORPORATION

ESURANCE PROFITABILITY MEASURES AND STATISTICS

	Three months ended							Nine months ended

	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	Sept. 30,	Sept. 30,
($ in millions)	2014	2014	2014	2013	2013	2013	2013	2014	2013

Net premiums written	$408	$340	$406	$315	$358	$295	$342	$1,154	$995

Net premiums earned
Auto	$370	$365	$342	$334	$322	$308	$281	$1,077	$911
Homeowners	1	-	-	-	-	-	-	1	-
Other personal lines	2	1	1	1	-	1	-	4	1
	373	366	343	335	322	309	281	1,082	912

Incurred losses
Auto	$283	$275	$260	$266	$251	$246	$215	$818	$712
Homeowners	1	-	-	-	-	-	-	1	-
Other personal lines	1	1	-	-	-	1	-	2	1
	285	276	260	266	251	247	215	821	713

Expenses
Auto	$148	$135	$174	$123	$125	$122	$113	$457	$360
Other personal lines	2	-	2	2	-	1	-	4	1
	150	135	176	125	125	123	113	461	361

Underwriting loss
Auto	$(61)	$(45)	$(92)	$(55)	$(54)	$(60)	$(47)	$(198)	$(161)
Other personal lines	(1)	-	(1)	(1)	-	(1)	-	(2)	(1)
	(62)	(45)	(93)	(56)	(54)	(61)	(47)	(200)	(162)

Loss ratio	76.4	75.4	75.8	79.4	78.0	79.9	76.5	75.9	78.2
Expense ratio	40.2	36.9	51.3	37.3	38.8	39.8	40.2	42.6	39.6
Combined ratio	116.6	112.3	127.1	116.7	116.8	119.7	116.7	118.5	117.8

Effect of catastrophe losses on combined ratio	1.9	2.7	0.3	0.3	0.6	1.6	1.1	1.7	1.1

Effect of prior year reserve reestimates on combined ratio	(0.8)	(1.4)	(0.9)	-	-	-	-	(1.0)	-

Effect of amortization of purchased intangible assets on combined ratio	3.2	3.3	3.5	4.5	4.7	5.2	5.3	3.3	5.0

Effect of advertising expenses on combined ratio	15.8	14.5	28.3	12.8	14.6	16.2	16.0	19.3	15.6

Combined ratio excluding the effect of catastrophes, prior year reserve reestimates, and amortization of purchased intangible assets (“underlying”)	112.3	107.7	124.2	111.9	111.5	112.9	110.3	114.5	111.7
Effect of catastrophe losses	1.9	2.7	0.3	0.3	0.6	1.6	1.1	1.7	1.1
Effect of prior year non-catastrophe reserve reestimates	(0.8)	(1.4)	(0.9)	-	-	-	-	(1.0)	-
Effect of amortization of purchased intangible assets	3.2	3.3	3.5	4.5	4.7	5.2	5.3	3.3	5.0
Combined ratio	116.6	112.3	127.1	116.7	116.8	119.7	116.7	118.5	117.8

Policies in Force (in thousands)
Auto	1,410	1,399	1,375	1,286	1,254	1,207	1,151	1,410	1,254
Homeowners	6	2	1	-	-	-	-	6	-
Other personal lines	33	30	26	20	16	11	7	33	16
	1,449	1,431	1,402	1,306	1,270	1,218	1,158	1,449	1,270

New Issued Applications (in thousands)
Auto	181	177	221	162	188	175	222	579	585
Homeowners	5	1	1	-	-	-	-	7	-
Other personal lines	9	10	10	7	7	6	5	29	16
	195	188	232	169	195	181	227	615	601

Average Premium - Gross Written ($)
Auto	499	497	504	483	480	481	494	498	485
Homeowners	829	822	691	752	-	-	-	821	-

Renewal Ratio (%)
Auto	78.4	80.1	80.4	80.1	79.9	81.7	81.2	79.6	80.9

THE ALLSTATE CORPORATION

AUTO PROFITABILITY MEASURES

	Three months ended							Nine months ended

	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	Sept. 30,	Sept. 30,
($ in millions)	2014	2014	2014	2013	2013	2013	2013	2014	2013

Net premiums written
Allstate brand	$4,490	$4,375	$4,292	$4,147	$4,280	$4,170	$4,155	$13,157	$12,605
Encompass brand	178	176	151	155	172	167	147	505	486
Esurance brand	403	338	404	315	357	294	342	1,145	993
	5,071	4,889	4,847	4,617	4,809	4,631	4,644	14,807	14,084
Net premiums earned
Allstate brand	$4,352	$4,297	$4,209	$4,186	$4,165	$4,133	$4,094	$12,858	$12,392
Encompass brand	168	162	161	155	158	158	155	491	471
Esurance brand	370	365	342	334	322	308	281	1,077	911
	4,890	4,824	4,712	4,675	4,645	4,599	4,530	14,426	13,774
Incurred losses
Allstate brand	$2,964	$3,011	$2,858	$2,876	$2,857	$2,843	$2,774	$8,833	$8,474
Encompass brand	131	134	114	114	112	117	117	379	346
Esurance brand	283	275	260	266	251	246	215	818	712
	3,378	3,420	3,232	3,256	3,220	3,206	3,106	10,030	9,532
Expenses
Allstate brand	$1,088	$1,089	$1,075	$1,114	$1,068	$1,069	$1,068	$3,252	$3,205
Encompass brand	50	50	48	49	47	48	47	148	142
Esurance brand	148	135	174	123	125	122	113	457	360
	1,286	1,274	1,297	1,286	1,240	1,239	1,228	3,857	3,707
Underwriting income
Allstate brand	$300	$197	$276	$196	$240	$221	$252	$773	$713
Encompass brand	(13)	(22)	(1)	(8)	(1)	(7)	(9)	(36)	(17)
Esurance brand	(61)	(45)	(92)	(55)	(54)	(60)	(47)	(198)	(161)
	226	130	183	133	185	154	196	539	535
Loss ratio
Allstate brand	68.1	70.1	67.9	68.7	68.6	68.8	67.7	68.7	68.4
Encompass brand	78.0	82.7	70.8	73.6	70.9	74.0	75.5	77.2	73.5
Esurance brand	76.5	75.3	76.0	79.7	78.0	79.9	76.5	76.0	78.2
Allstate Protection	69.1	70.9	68.6	69.6	69.3	69.7	68.6	69.5	69.2
Expense ratio
Allstate brand	25.0	25.3	25.5	26.6	25.6	25.9	26.1	25.3	25.8
Encompass brand	29.7	30.9	29.8	31.6	29.7	30.4	30.3	30.1	30.1
Esurance brand	40.0	37.0	50.9	36.8	38.8	39.6	40.2	42.4	39.5
Allstate Protection	26.3	26.4	27.5	27.6	26.7	27.0	27.1	26.8	26.9
Combined ratio
Allstate brand	93.1	95.4	93.4	95.3	94.2	94.7	93.8	94.0	94.2
Encompass brand	107.7	113.6	100.6	105.2	100.6	104.4	105.8	107.3	103.6
Esurance brand	116.5	112.3	126.9	116.5	116.8	119.5	116.7	118.4	117.7
Allstate Protection	95.4	97.3	96.1	97.2	96.0	96.7	95.7	96.3	96.1
Effect of catastrophe losses on combined ratio
Allstate brand	1.8	4.1	0.4	-	0.8	1.9	1.1	2.1	1.3
Encompass brand	3.0	9.3	0.6	(0.6)	1.9	0.6	(0.6)	4.3	0.6
Esurance brand	1.9	2.7	0.3	0.3	0.6	1.6	1.1	1.7	1.1
Effect of prior year reserve reestimates on combined ratio
Allstate brand	(1.8)	(0.6)	(0.9)	(0.9)	(0.8)	(1.8)	(1.6)	(1.1)	(1.4)
Encompass brand	0.5	(3.7)	(4.3)	(4.5)	(7.6)	(3.2)	(3.9)	(2.5)	(4.9)
Esurance brand	(0.8)	(1.4)	(0.9)	-	-	-	-	(1.0)	-
Effect of catastrophe losses included in prior year reserve reestimates on combined ratio
Allstate brand	(0.2)	(0.1)	(0.1)	(0.3)	0.1	(0.5)	(1.1)	(0.2)	(0.5)
Encompass brand	-	(0.6)	-	-	-	(0.7)	(1.3)	(0.2)	(0.7)
Esurance brand	-	-	-	-	-	-	-	-	-
Effect of amortization of purchased intangible assets on combined ratio
Esurance brand	3.2	3.3	3.5	4.5	4.7	5.2	5.3	3.3	5.0

THE ALLSTATE CORPORATION

HOMEOWNERS PROFITABILITY MEASURES

	Three months ended							Nine months ended

	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	Sept. 30,	Sept. 30,
($ in millions)	2014	2014	2014	2013	2013	2013	2013	2014	2013

Net premiums written
Allstate brand	$1,831	$1,765	$1,342	$1,549	$1,779	$1,693	$1,268	$4,938	$4,740
Encompass brand	137	136	110	115	129	120	97	383	346
Esurance brand	3	1	1	-	-	-	-	5	-
	1,971	1,902	1,453	1,664	1,908	1,813	1,365	5,326	5,086
Net premiums earned
Allstate brand	$1,616	$1,594	$1,580	$1,574	$1,568	$1,525	$1,516	$4,790	$4,609
Encompass brand	123	120	117	114	111	105	100	360	316
Esurance brand	1	-	-	-	-	-	-	1	-
	1,740	1,714	1,697	1,688	1,679	1,630	1,616	5,151	4,925
Incurred losses
Allstate brand	$930	$1,212	$994	$656	$645	$1,084	$914	$3,136	$2,643
Encompass brand	103	118	86	48	63	69	62	307	194
Esurance brand	1	-	-	-	-	-	-	1	-
	1,034	1,330	1,080	704	708	1,153	976	3,444	2,837
Expenses
Allstate brand	$382	$359	$385	$393	$379	$368	$376	$1,126	$1,123
Encompass brand	37	37	35	35	34	33	32	109	99
Esurance brand	-	-	-	-	-	-	-	-	-
	419	396	420	428	413	401	408	1,235	1,222
Underwriting income
Allstate brand	$304	$23	$201	$525	$544	$73	$226	$528	$843
Encompass brand	(17)	(35)	(4)	31	14	3	6	(56)	23
Esurance brand	-	-	-	-	-	-	-	-	-
	287	(12)	197	556	558	76	232	472	866
Loss ratio
Allstate brand	57.6	76.1	62.9	41.6	41.1	71.1	60.3	65.5	57.3
Encompass brand	83.7	98.3	73.5	42.1	56.8	65.7	62.0	85.3	61.4
Esurance brand	100.0	-	-	-	-	-	-	100.0	-
Allstate Protection	59.4	77.6	63.6	41.7	42.2	70.7	60.4	66.8	57.6
Expense ratio
Allstate brand	23.6	22.5	24.4	25.0	24.2	24.1	24.8	23.5	24.4
Encompass brand	30.1	30.9	29.9	30.7	30.6	31.4	32.0	30.3	31.3
Esurance brand	-	-	-	-	-	-	-	-	-
Allstate Protection	24.1	23.1	24.8	25.4	24.6	24.6	25.2	24.0	24.8
Combined ratio
Allstate brand	81.2	98.6	87.3	66.6	65.3	95.2	85.1	89.0	81.7
Encompass brand	113.8	129.2	103.4	72.8	87.4	97.1	94.0	115.6	92.7
Esurance brand	100.0	-	-	-	-	-	-	100.0	-
Allstate Protection	83.5	100.7	88.4	67.1	66.8	95.3	85.6	90.8	82.4
Effect of catastrophe losses on combined ratio
Allstate brand	22.0	38.7	21.3	7.1	4.7	32.5	18.7	27.3	18.5
Encompass brand	36.6	46.7	25.6	1.8	13.5	23.8	12.0	36.4	16.5
Effect of prior year reserve reestimates on combined ratio
Allstate brand	(0.1)	2.1	0.8	(0.3)	(3.3)	1.0	2.6	0.9	0.1
Encompass brand	(6.5)	6.7	4.3	(4.4)	-	(1.0)	1.0	1.4	-
Effect of catastrophe losses included in prior year reserve reestimates on combined ratio
Allstate brand	0.7	2.4	0.6	0.9	(2.1)	1.0	2.0	1.2	0.3
Encompass brand	0.9	1.7	(0.8)	(2.6)	(0.9)	(1.9)	-	0.5	(0.9)

THE ALLSTATE CORPORATION

AUTO AND HOMEOWNERS UNDERLYING COMBINED RATIOS

	Three months ended							Nine months ended

	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	Sept. 30,	Sept. 30,
	2014	2014	2014	2013	2013	2013	2013	2014	2013

Auto
Allstate brand underlying combined ratio	92.9	91.8	93.8	95.9	94.3	94.1	93.2	92.8	93.8
Effect of catastrophe losses on combined ratio	1.8	4.1	0.4	-	0.8	1.9	1.1	2.1	1.3
Effect of prior year non-catastrophe reserve reestimates on combined ratio	(1.6)	(0.5)	(0.8)	(0.6)	(0.9)	(1.3)	(0.5)	(0.9)	(0.9)
Allstate brand combined ratio	93.1	95.4	93.4	95.3	94.2	94.7	93.8	94.0	94.2

Encompass brand underlying combined ratio	104.2	107.4	104.3	110.3	106.3	106.3	109.0	105.3	107.2
Effect of catastrophe losses on combined ratio	3.0	9.3	0.6	(0.6)	1.9	0.6	(0.6)	4.3	0.6
Effect of prior year non-catastrophe reserve reestimates on combined ratio	0.5	(3.1)	(4.3)	(4.5)	(7.6)	(2.5)	(2.6)	(2.3)	(4.2)
Encompass brand combined ratio	107.7	113.6	100.6	105.2	100.6	104.4	105.8	107.3	103.6

Esurance brand underlying combined ratio	112.2	107.7	124.0	111.7	111.5	112.7	110.3	114.4	111.6
Effect of catastrophe losses on combined ratio	1.9	2.7	0.3	0.3	0.6	1.6	1.1	1.7	1.1
Effect of prior year non-catastrophe reserve reestimates on combined ratio	(0.8)	(1.4)	(0.9)	-	-	-	-	(1.0)	-
Effect of amortization of purchased intangible assets on combined ratio	3.2	3.3	3.5	4.5	4.7	5.2	5.3	3.3	5.0
Esurance brand combined ratio	116.5	112.3	126.9	116.5	116.8	119.5	116.7	118.4	117.7

Homeowners
Allstate brand underlying combined ratio	60.0	60.2	65.8	60.7	61.8	62.7	65.8	62.0	63.4
Effect of catastrophe losses on combined ratio	22.0	38.7	21.3	7.1	4.7	32.5	18.7	27.3	18.5
Effect of prior year non-catastrophe reserve reestimates on combined ratio	(0.8)	(0.3)	0.2	(1.2)	(1.2)	-	0.6	(0.3)	(0.2)
Allstate brand combined ratio	81.2	98.6	87.3	66.6	65.3	95.2	85.1	89.0	81.7

Encompass brand underlying combined ratio	84.6	77.5	72.7	72.8	73.0	72.4	81.0	78.3	75.3
Effect of catastrophe losses on combined ratio	36.6	46.7	25.6	1.8	13.5	23.8	12.0	36.4	16.5
Effect of prior year non-catastrophe reserve reestimates on combined ratio	(7.4)	5.0	5.1	(1.8)	0.9	0.9	1.0	0.9	0.9
Encompass brand combined ratio	113.8	129.2	103.4	72.8	87.4	97.1	94.0	115.6	92.7

THE ALLSTATE CORPORATION

OTHER PERSONAL LINES PROFITABILITY MEASURES (1)

	Three months ended							Nine months ended

	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	Sept. 30,	Sept. 30,
($ in millions)	2014	2014	2014	2013	2013	2013	2013	2014	2013

Net premiums written
Allstate brand	$426	$416	$351	$368	$417	$406	$348	$1,193	$1,171
Encompass brand	28	29	25	25	28	28	23	82	79
Esurance brand	2	1	1	-	1	1	-	4	2
	456	446	377	393	446	435	371	1,279	1,252
Net premiums earned
Allstate brand	$389	$387	$385	$384	$384	$380	$379	$1,161	$1,143
Encompass brand	27	26	26	25	26	24	25	79	75
Esurance brand	2	1	1	1	-	1	-	4	1
	418	414	412	410	410	405	404	1,244	1,219
Incurred losses
Allstate brand	$229	$226	$279	$187	$221	$239	$247	$734	$707
Encompass brand	20	21	21	-	13	21	20	62	54
Esurance brand	1	1	-	-	-	1	-	2	1
	250	248	300	187	234	261	267	798	762
Expenses
Allstate brand	$103	$105	$108	$115	$108	$113	$115	$316	$336
Encompass brand	8	7	8	7	7	6	8	23	21
Esurance brand	2	-	2	2	-	1	-	4	1
	113	112	118	124	115	120	123	343	358
Underwriting income
Allstate brand	$57	$56	$(2)	$82	$55	$28	$17	$111	$100
Encompass brand	(1)	(2)	(3)	18	6	(3)	(3)	(6)	-
Esurance brand	(1)	-	(1)	(1)	-	(1)	-	(2)	(1)
	55	54	(6)	99	61	24	14	103	99
Loss ratio
Allstate brand	58.9	58.4	72.5	48.7	57.6	62.9	65.2	63.2	61.9
Encompass brand	74.1	80.8	80.8	-	50.0	87.5	80.0	78.5	72.0
Esurance brand	50.0	100.0	-	-	-	100.0	-	50.0	100.0
Allstate Protection	59.8	59.9	72.8	45.6	57.1	64.4	66.1	64.1	62.5
Expense ratio
Allstate brand	26.4	27.1	28.0	29.9	28.1	29.7	30.3	27.2	29.4
Encompass brand	29.6	26.9	30.7	28.0	26.9	25.0	32.0	29.1	28.0
Esurance brand	100.0	-	200.0	200.0	-	100.0	-	100.0	100.0
Allstate Protection	27.0	27.1	28.7	30.2	28.0	29.6	30.4	27.6	29.4
Combined ratio
Allstate brand	85.3	85.5	100.5	78.6	85.7	92.6	95.5	90.4	91.3
Encompass brand	103.7	107.7	111.5	28.0	76.9	112.5	112.0	107.6	100.0
Esurance brand	150.0	100.0	200.0	200.0	-	200.0	-	150.0	200.0
Allstate Protection	86.8	87.0	101.5	75.9	85.1	94.1	96.5	91.7	91.9
Effect of catastrophe losses on combined ratio
Allstate brand	4.9	12.4	12.7	1.0	(0.3)	8.7	4.7	10.0	4.4
Encompass brand	7.4	7.7	11.5	-	(3.8)	12.5	8.0	8.9	5.3
Esurance brand	-	-	-	-	-	-	-	-	-
Effect of prior year reserve reestimates on combined ratio
Allstate brand	2.6	(3.4)	3.9	-	2.6	4.2	0.3	1.0	2.4
Encompass brand	3.7	3.8	-	(40.0)	(11.5)	8.3	12.0	2.5	2.7
Esurance brand	-	-	-	-	-	-	-	-	-

(1)       Other personal lines include renter, condominium, landlord and other personal lines.  Profitability measures for commercial and other business lines can be found on the Allstate Brand Profitability Measures page.

THE ALLSTATE CORPORATION

HOMEOWNERS SUPPLEMENTAL INFORMATION

($ in millions)

	Nine months ended September 30, 2014

							Premium rate changes (3)
								Annual impact of
					Effect of			rate changes
	Earned	Incurred		Catastrophe	catastrophes	Number of	Number of	on state specific
Primary Exposure Groupings (1)	premiums	losses	Loss ratios	losses	on loss ratio	catastrophes	states	premiums written

Florida	$101	$55	54.5%	$1	1.0%
Other hurricane exposure states	2,705	1,649	61.0%	651	24.1%
Total hurricane exposure states (2)	2,806	1,704	60.7%	652	23.2%		10	2.9%
Other catastrophe exposure states (4)	2,345	1,740	74.2%	787	33.6%		19	7.1%

Total	$5,151	$3,444	66.8%	$1,439	27.9%	71	29	5.0%

(1)   Basis of Presentation

This homeowners supplemental information schedule displays financial results for the homeowners business (defined to include standard homeowners, scheduled personal property and other than primary residence lines).  Each state in which the Company writes business has been categorized into one of two exposure groupings (Hurricane or Other).   Hurricane exposure states are comprised of those states in which hurricanes are the primary catastrophe exposure. However, the catastrophe losses for these states include losses due to other kinds of catastrophes.  A catastrophe is defined by Allstate as an event that produces pre-tax losses before reinsurance in excess of $1 million, and involves multiple first party policyholders, or an event that produces a number of claims in excess of a preset per-event threshold of average claims in a specific area, occurring within a certain amount of time following the event.

(2)        Hurricane exposure states include the following coastal locations:  Alabama, Connecticut, Delaware, Florida, Georgia, Louisiana, Maine, Maryland, Massachusetts, Mississippi, New Hampshire, New Jersey, New York, North Carolina, Pennsylvania, Rhode Island, South Carolina, Texas, Virginia and Washington, D.C.

(3)        Represents the impact in the states where rate changes were approved during the year as a percentage of total prior year-end premiums written in those states.

(4)        Includes Canada

THE ALLSTATE CORPORATION

CATASTROPHE LOSSES BY BRAND

($ in millions)

	Three months ended							Nine months ended

	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	Sept. 30,	Sept. 30,
	2014	2014	2014	2013	2013	2013	2013	2014	2013

Allstate brand
Auto	$80	$178	$16	$1	$35	$79	$43	$274	$157
Homeowners	355	617	336	112	74	496	284	1,308	854
Other personal lines	19	48	49	4	(1)	33	18	116	50
Commercial lines	4	10	9	(2)	1	5	(2)	23	4
Other business lines	-	-	-	-	-	-	-	-	-
Total	458	853	410	115	109	613	343	1,721	1,065

Encompass brand
Auto	5	15	1	(1)	3	1	(1)	21	3
Homeowners	45	56	30	2	15	25	12	131	52
Other personal lines	2	2	3	-	(1)	3	2	7	4
Total	52	73	34	1	17	29	13	159	59

Esurance brand
Auto	7	10	1	1	2	5	3	18	10
Other personal lines	-	-	-	-	-	-	-	-	-
Total	7	10	1	1	2	5	3	18	10

Allstate Protection	$517	$936	$445	$117	$128	$647	$359	$1,898	$1,134

Allstate Protection
Auto	$92	$203	$18	$1	$40	$85	$45	$313	$170
Homeowners	400	673	366	114	89	521	296	1,439	906
Other personal lines	21	50	52	4	(2)	36	20	123	54
Commercial lines	4	10	9	(2)	1	5	(2)	23	4
Other business lines	-	-	-	-	-	-	-	-	-
	$517	$936	$445	$117	$128	$647	$359	$1,898	$1,134

THE ALLSTATE CORPORATION

PROPERTY-LIABILITY

EFFECT OF CATASTROPHE LOSSES ON THE COMBINED RATIO

($ in millions, except ratios)

								Excludes the effect of
								catastrophe losses relating to
								earthquakes and hurricanes
	Effect of all catastrophe losses on the Property-Liability					Premiums	Total	Total	Effect on the
	combined ratio					earned	catastrophe	catastrophe	Property-Liability
	Quarter 1	Quarter 2	Quarter 3	Quarter 4	Year	year-to-date	losses by year	losses by year	combined ratio
2005	2.5	2.2	69.4	9.6	21.0	$27,039	$5,674	$460	1.7
2006	1.6	3.7	2.5	4.1	3.0	27,369	810	1,044	3.8
2007	2.4	6.3	5.0	7.0	5.2	27,233	1,409	1,336	4.9
2008	8.4	10.3	26.8	3.9	12.4	26,967	3,342	1,876	7.0
2009	7.8	12.5	6.2	5.0	7.9	26,194	2,069	2,159	8.2
2010	10.0	9.8	5.9	8.3	8.5	25,957	2,207	2,272	8.8
2011	5.2	36.2	16.7	1.0	14.7	25,942	3,815	3,298	12.7
2012	3.9	12.3	3.1	15.7	8.8	26,737	2,345	1,324	5.0
2013	5.3	9.4	1.8	1.7	4.5	27,618	1,251	1,352	4.9
2014	6.3	13.0	7.1	-	-	21,575	1,898	1,904	8.8

Average	5.3	11.5	14.4	6.2	9.5				6.5

THE ALLSTATE CORPORATION

CATASTROPHE BY SIZE OF EVENT

($ in millions, except ratios)

Three months ended September 30, 2014
						Average
	Number		Claims and		Combined	catastrophe
Size of catastrophe	of events		claims expense		ratio impact	loss per event
Greater than $250 million	-	-%	$-	-%	-	$-
$101 million to $250 million	1	3.4	140	27.1	1.9	140
$50 million to $100 million	1	3.4	70	13.5	1.0	70
Less than $50 million	27	93.2	174	33.7	2.4	6
Total	29	100.0%	384	74.3	5.3	13
Prior year reserve reestimates			6	1.1	-
Prior quarter reserve reestimates			127	24.6	1.8
Total catastrophe losses			$517	100.0%	7.1

Nine months ended September 30, 2014
						Average
	Number		Claims and		Combined	catastrophe
Size of catastrophe	of events		claims expense		ratio impact	loss per event
Greater than $250 million	2	2.8%	$552	29.1%	2.6	$276
$101 million to $250 million	2	2.8	259	13.7	1.2	130
$50 million to $100 million	5	7.1	399	21.0	1.8	80
Less than $50 million	62	87.3	644	33.9	3.0	10
Total	71	100.0%	1,854	97.7	8.6	26
Prior year reserve reestimates			44	2.3	0.2
Total catastrophe losses			$1,898	100.0%	8.8

THE ALLSTATE CORPORATION

PROPERTY-LIABILITY

EFFECT OF PRIOR YEAR RESERVE REESTIMATES ON THE COMBINED RATIO

($ in millions, except ratios)

	Three months ended							Nine months ended

	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	Sept. 30,	Sept. 30,
	2014	2014	2014	2013	2013	2013	2013	2014	2013

Prior Year Reserve Reestimates (1)

Auto	$(79)	$(36)	$(48)	$(44)	$(44)	$(79)	$(70)	$(163)	$(193)
Homeowners	(9)	41	18	(10)	(51)	15	41	50	5
Other personal lines	11	(12)	15	(10)	7	18	4	14	29
Commercial lines	(17)	(1)	(1)	1	(13)	(14)	(10)	(19)	(37)
Other business lines	-	-	-	-	-	(1)	(3)	-	(4)
Allstate Protection	(94)	(8)	(16)	(63)	(101)	(61)	(38)	(118)	(200)
Discontinued Lines and Coverages	105	2	3	1	135	3	3	110	141

Property-Liability	$11	$(6)	$(13)	$(62)	$34	$(58)	$(35)	$(8)	$(59)

Allstate brand (2)	$(85)	$(6)	$(11)	$(41)	$(86)	$(57)	$(36)	$(102)	$(179)
Encompass brand (2)	(6)	3	(2)	(22)	(15)	(4)	(2)	(5)	(21)
Esurance brand	(3)	(5)	(3)	-	-	-	-	(11)	-

Allstate Protection (2)	$(94)	$(8)	$(16)	$(63)	$(101)	$(61)	$(38)	$(118)	$(200)

Effect of Prior Year Reserve
Reestimates on Combined Ratio (1)(3)

Auto	(1.1)	(0.5)	(0.7)	(0.5)	(0.6)	(1.2)	(1.0)	(0.7)	(0.9)
Homeowners	(0.1)	0.6	0.3	(0.2)	(0.7)	0.2	0.6	0.2	-
Other personal lines	0.2	(0.2)	0.2	(0.2)	0.1	0.3	-	0.1	0.1
Commercial lines	(0.3)	-	-	-	(0.2)	(0.2)	(0.2)	(0.1)	(0.2)
Other business lines	-	-	-	-	-	-	-	-	-
Allstate Protection	(1.3)	(0.1)	(0.2)	(0.9)	(1.4)	(0.9)	(0.6)	(0.5)	(1.0)
Discontinued Lines and Coverages	1.4	-	-	-	1.9	0.1	-	0.5	0.7

Property-Liability	0.1	(0.1)	(0.2)	(0.9)	0.5	(0.8)	(0.6)	-	(0.3)

Allstate brand (2)	(1.2)	(0.1)	(0.2)	(0.6)	(1.2)	(0.8)	(0.5)	(0.5)	(0.9)
Encompass brand (2)	(0.1)	0.1	-	(0.3)	(0.2)	(0.1)	(0.1)	-	(0.1)
Esurance brand	-	(0.1)	-	-	-	-	-	-	-

Allstate Protection (2)	(1.3)	(0.1)	(0.2)	(0.9)	(1.4)	(0.9)	(0.6)	(0.5)	(1.0)

(1)                 Favorable reserve reestimates are shown in parentheses.

(2)                 Unfavorable (favorable) reserve reestimates included in catastrophe losses for Allstate brand, Encompass brand and Allstate Protection totaled $5 million, $1 million and $6 million and ($33) million, ($1) million and ($34) million, respectively, in the three months ended September 30, 2014 and 2013, respectively.  Unfavorable (favorable) reserve reestimates included in catastrophe losses for Allstate brand, Encompass brand and Allstate Protection totaled $43 million, $1 million and $44 million and ($79) million, ($5) million and ($84) million, respectively, in the nine months ended September 30, 2014 and 2013, respectively.

(3)                 Calculated using Property-Liability premiums earned for the respective period.

THE ALLSTATE CORPORATION

ASBESTOS AND ENVIRONMENTAL RESERVES

($ in millions)

	Three months ended			Twelve months ended December 31,

	Sept. 30,	June 30,	March 31,
	2014	2014	2014	2013	2012	2011	2010	2009
(net of reinsurance)

Asbestos claims
Beginning reserves	$976	$993	$1,017	$1,026	$1,078	$1,100	$1,180	$1,228
Incurred claims and claims expense	87	-	-	74	26	26	5	(8)
Claims and claims expense paid	(18)	(17)	(24)	(83)	(78)	(48)	(85)	(40)
Ending reserves	$1,045	$976	$993	$1,017	$1,026	$1,078	$1,100	$1,180

Claims and claims expense paid as a percent of ending reserves	1.7%	1.7%	2.4%	8.2%	7.6%	4.5%	7.7%	3.4%

Environmental claims
Beginning reserves	$201	$204	$208	$193	$185	$201	$198	$195
Incurred claims and claims expense	15	-	-	30	22	-	18	13
Claims and claims expense paid	(5)	(3)	(4)	(15)	(14)	(16)	(15)	(10)
Ending reserves	$211	$201	$204	$208	$193	$185	$201	$198

Claims and claims expense paid as a percent of ending reserves	2.4%	1.5%	2.0%	7.2%	7.3%	8.6%	7.5%	5.1%

THE ALLSTATE CORPORATION

ALLSTATE PERSONAL LINES PROFITABILITY MEASURES (1)

($ in millions, except ratios and policies in force)

	Three months ended							Nine months ended

	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	Sept. 30,	Sept. 30,
	2014	2014	2014	2013	2013	2013	2013	2014	2013

Net premiums written
Auto	$4,490	$4,375	$4,292	$4,147	$4,280	$4,170	$4,155	$13,157	$12,605
Homeowners	1,831	1,765	1,342	1,549	1,779	1,693	1,268	4,938	4,740
Landlord	147	137	126	138	143	135	124	410	402
Renter	79	72	59	58	69	59	53	210	181
Condominium	62	61	48	52	58	55	45	171	158
Other	138	146	118	120	147	157	126	402	430
Other personal lines	426	416	351	368	417	406	348	1,193	1,171

Total	6,747	6,556	5,985	6,064	6,476	6,269	5,771	19,288	18,516

Net premiums earned
Auto	$4,352	$4,297	$4,209	$4,186	$4,165	$4,133	$4,094	$12,858	$12,392
Homeowners	1,616	1,594	1,580	1,574	1,568	1,525	1,516	4,790	4,609
Other personal lines	389	387	385	384	384	380	379	1,161	1,143
Total	6,357	6,278	6,174	6,144	6,117	6,038	5,989	18,809	18,144

Incurred losses
Auto	$2,964	$3,011	$2,858	$2,876	$2,857	$2,843	$2,774	$8,833	$8,474
Homeowners	930	1,212	994	656	645	1,084	914	3,136	2,643
Other personal lines	229	226	279	187	221	239	247	734	707
Total	4,123	4,449	4,131	3,719	3,723	4,166	3,935	12,703	11,824

Expenses
Auto	$1,088	$1,089	$1,075	$1,114	$1,068	$1,069	$1,068	$3,252	$3,205
Homeowners	382	359	385	393	379	368	376	1,126	1,123
Other personal lines	103	105	108	115	108	113	115	316	336
Total	1,573	1,553	1,568	1,622	1,555	1,550	1,559	4,694	4,664

Underwriting income (loss)
Auto	$300	$197	$276	$196	$240	$221	$252	$773	$713
Homeowners	304	23	201	525	544	73	226	528	843
Other personal lines	57	56	(2)	82	55	28	17	111	100
Total	661	276	475	803	839	322	495	1,412	1,656

Loss ratio	64.9	70.9	66.9	60.5	60.9	69.0	65.7	67.5	65.2
Expense ratio	24.7	24.7	25.4	26.4	25.4	25.7	26.0	25.0	25.7
Combined ratio	89.6	95.6	92.3	86.9	86.3	94.7	91.7	92.5	90.9

Effect of catastrophe losses on combined ratio	7.1	13.4	6.5	1.9	1.8	10.1	5.8	9.0	5.8

Effect of prior year reserve reestimates on combined ratio	(1.1)	(0.1)	(0.2)	(0.7)	(1.2)	(0.7)	(0.4)	(0.4)	(0.8)

Combined ratio excluding the effect of catastrophes and prior year reserve reestimates (“underlying”)	83.6	82.8	86.0	85.7	85.2	85.1	85.9	84.1	85.4
Effect of catastrophe losses	7.1	13.4	6.5	1.9	1.8	10.1	5.8	9.0	5.8
Effect of prior year non-catastrophe reserve reestimates	(1.1)	(0.6)	(0.2)	(0.7)	(0.7)	(0.5)	-	(0.6)	(0.3)
Combined ratio	89.6	95.6	92.3	86.9	86.3	94.7	91.7	92.5	90.9

Policies in Force (in thousands)
Auto	19,751	19,605	19,413	19,362	19,247	19,155	19,020	19,751	19,247
Homeowners	6,082	6,069	6,063	6,077	6,077	6,097	6,136	6,082	6,077
Other personal lines	4,084	4,052	4,032	4,024	4,014	4,015	4,024	4,084	4,014
Excess and surplus	26	25	23	22	20	18	15	26	20
Total	29,943	29,751	29,531	29,485	29,358	29,285	29,195	29,943	29,358

(1)    Allstate Personal Lines comprise Allstate brand auto, homeowners and other personal lines. Allstate Protection segment comprises Allstate Personal Lines; Business to Business-Encompass, Commercial and Other Business Lines; Esurance; and Answer Financial.

THE ALLSTATE CORPORATION

BUSINESS TO BUSINESS - ENCOMPASS, COMMERCIAL AND OTHER BUSINESS LINES PROFITABILITY MEASURES

($ in millions, except ratios and policies in force)

	Three months ended							Nine months ended

	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	Sept. 30,	Sept. 30,
	2014	2014	2014	2013	2013	2013	2013	2014	2013

Net premiums written
Auto	$178	$176	$151	$155	$172	$167	$147	$505	$486
Homeowners	137	136	110	115	129	120	97	383	346
Other personal lines	28	29	25	25	28	28	23	82	79
Subtotal - Encompass	343	341	286	295	329	315	267	970	911

Commercial lines	122	130	116	119	114	121	112	368	347

Allstate Roadside Services	96	94	97	88	91	88	82	287	261
Allstate Dealer Services	89	86	79	69	70	63	51	254	184
Other business lines	185	180	176	157	161	151	133	541	445

Total	650	651	578	571	604	587	512	1,879	1,703

Net premiums earned
Auto	$168	$162	$161	$155	$158	$158	$155	$491	$471
Homeowners	123	120	117	114	111	105	100	360	316
Other personal lines	27	26	26	25	26	24	25	79	75
Subtotal - Encompass	318	308	304	294	295	287	280	930	862
Commercial lines	120	121	110	115	114	113	114	351	341
Other business lines	138	131	133	126	124	115	106	402	345
Total	576	560	547	535	533	515	500	1,683	1,548

Incurred losses
Auto	$131	$134	$114	$114	$112	$117	$117	$379	$346
Homeowners	103	118	86	48	63	69	62	307	194
Other personal lines	20	21	21	-	13	21	20	62	54
Subtotal - Encompass	254	273	221	162	188	207	199	748	594
Commercial lines	72	78	81	77	70	69	61	231	200
Other business lines	70	64	63	58	60	49	47	197	156
Total	396	415	365	297	318	325	307	1,176	950

Expenses
Auto	$50	$50	$48	$49	$47	$48	$47	$148	$142
Homeowners	37	37	35	35	34	33	32	109	99
Other personal lines	8	7	8	7	7	6	8	23	21
Subtotal - Encompass	95	94	91	91	88	87	87	280	262
Commercial lines	38	35	34	37	34	33	34	107	101
Other business lines	63	52	62	58	42	53	53	177	148
Total	196	181	187	186	164	173	174	564	511

Underwriting income (loss)
Auto	$(13)	$(22)	$(1)	$(8)	$(1)	$(7)	$(9)	$(36)	$(17)
Homeowners	(17)	(35)	(4)	31	14	3	6	(56)	23
Other personal lines	(1)	(2)	(3)	18	6	(3)	(3)	(6)	-
Subtotal - Encompass	(31)	(59)	(8)	41	19	(7)	(6)	(98)	6
Commercial lines	10	8	(5)	1	10	11	19	13	40
Other business lines	5	15	8	10	22	13	6	28	41
Total	(16)	(36)	(5)	52	51	17	19	(57)	87

Loss ratio	68.8	74.1	66.7	55.5	59.7	63.1	61.4	69.9	61.4
Expense ratio	34.0	32.3	34.2	34.8	30.7	33.6	34.8	33.5	33.0
Combined ratio	102.8	106.4	100.9	90.3	90.4	96.7	96.2	103.4	94.4

Effect of catastrophe losses on combined ratio	9.8	14.8	7.9	(0.2)	3.4	6.6	2.2	10.8	4.1

Effect of prior year reserve reestimates on combined ratio	(4.0)	0.3	(0.6)	(3.9)	(5.3)	(3.7)	(3.0)	(1.4)	(4.0)

Effect of amortization of purchased intangible assets (1)	0.2	0.2	0.2	0.4	-	-	-	0.2

Combined ratio excluding the effect of catastrophes, prior year reserve reestimates, and the amortization of purchased intangible assets (“underlying”)	97.2	91.3	93.4	93.1	92.1	92.2	96.2	94.0	93.5
Effect of catastrophe losses	9.8	14.8	7.9	(0.2)	3.4	6.6	2.2	10.8	4.1
Effect of prior year non-catastrophe reserve reestimates	(4.4)	0.1	(0.6)	(3.0)	(5.1)	(2.1)	(2.2)	(1.6)	(3.2)
Effect of amortization of purchased intangible assets	0.2	0.2	0.2	0.4	-	-	-	0.2	-
Combined ratio	102.8	106.4	100.9	90.3	90.4	96.7	96.2	103.4	94.4

Policies in Force (in thousands)
Auto	792	788	778	774	767	752	737	792	767
Homeowners	365	364	359	356	350	341	333	365	350
Other personal lines	123	124	124	125	124	124	121	123	124
Subtotal - Encompass	1,280	1,276	1,261	1,255	1,241	1,217	1,191	1,280	1,241
Commercial lines	320	313	305	301	295	291	286	320	295
Other business lines	958	972	991	989	996	997	1,001	958	996
Total	2,558	2,561	2,557	2,545	2,532	2,505	2,478	2,558	2,532

(1)    Relates to the acquisition of Northeast Agency in 2013.

THE ALLSTATE CORPORATION

ALLSTATE FINANCIAL RESULTS (1)

($ in millions)

	Three months ended							Nine months ended

	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	Sept. 30,	Sept. 30,
	2014	2014	2014	2013	2013	2013	2013	2014	2013

Premiums	$308	$312	$327	$332	$306	$307	$303	$947	$916
Contract charges	204	206	280	278	278	272	276	690	826
Net investment income	473	538	640	637	633	633	635	1,651	1,901
Periodic settlements and accruals on non-hedge derivative instruments	-	(1)	-	-	2	5	10	(1)	17
Contract benefits	(433)	(413)	(488)	(490)	(498)	(471)	(458)	(1,334)	(1,427)
Interest credited to contractholder funds	(200)	(208)	(291)	(301)	(302)	(315)	(336)	(699)	(953)
Amortization of deferred policy acquisition costs	(56)	(65)	(74)	(80)	(109)	(65)	(76)	(195)	(250)
Operating costs and expenses	(115)	(112)	(118)	(145)	(132)	(140)	(148)	(345)	(420)
Restructuring and related charges	1	(1)	(2)	-	(4)	(1)	(2)	(2)	(7)
Income tax expense on operations	(57)	(91)	(85)	(71)	(47)	(68)	(60)	(233)	(175)

Operating income	125	165	189	160	127	157	144	479	428

Realized capital gains and losses, after-tax	19	(6)	-	9	(12)	37	12	13	37
Valuation changes on embedded derivatives that are not hedged, after-tax	2	(3)	(11)	(3)	(10)	3	(6)	(12)	(13)
DAC and DSI amortization relating to realized capital gains and losses and valuation changes on embedded derivatives that are not hedged, after-tax	(3)	-	-	(3)	1	(4)	1	(3)	(2)
DAC and DSI unlocking relating to realized capital gains and losses, after-tax	-	-	-	-	7	-	-	-	7
Reclassification of periodic settlements and accruals on non-hedge derivative instruments, after-tax	-	1	-	-	(1)	(4)	(6)	1	(11)
(Loss) gain on disposition of operations, after-tax	(27)	(12)	(16)	(44)	(472)	1	1	(55)	(470)

Net income (loss) available to common shareholders	$116	$145	$162	$119	$(360)	$190	$146	$423	$(24)

(1)  Refer to pages 33 and 34 for further details related to the impact of LBL on comparison of Allstate Financial results.

THE ALLSTATE CORPORATION

IMPACT OF LBL ON COMPARISON OF ALLSTATE FINANCIAL RESULTS (1)

($ in millions)

	Three months ended					Nine months ended

	Sept. 30,	Sept. 30,		Q3 2013	Change	Sept. 30,	Sept. 30,		Q2-Q3 2013	Change
	2014	2013	Change	LBL results	excl.LBL	2014	2013	Change	LBL results	excl.LBL

Premiums and contract charges	$512	$584	$(72)	$83	$11	$1,637	$1,742	$(105)	$165	$60
Net investment income	473	633	(160)	135	(25)	1,651	1,901	(250)	271	21
Periodic settlements and accruals on non-hedge derivative instruments	-	2	(2)	-	(2)	(1)	17	(18)	-	(18)
Contract benefits	(433)	(498)	65	(65)	-	(1,334)	(1,427)	93	(127)	(34)
Interest credited to contractholder funds	(200)	(302)	102	(80)	22	(699)	(953)	254	(165)	89
Amortization of deferred policy acquisition costs	(56)	(109)	53	22	75	(195)	(250)	55	11	66
Operating costs and expenses	(115)	(132)	17	(11)	6	(345)	(420)	75	(24)	51
Restructuring and related charges	1	(4)	5	-	5	(2)	(7)	5	-	5
Income tax expense on operations	(57)	(47)	(10)	(29)	(39)	(233)	(175)	(58)	(45)	(103)

Operating income	125	127	(2)	55	53	479	428	51	86	137

Realized capital gains and losses, after-tax	19	(12)	31	-	31	13	37	(24)	-	(24)
Valuation changes on embedded derivatives that are not hedged, after-tax	2	(10)	12	(8)	4	(12)	(13)	1	(10)	(9)
DAC and DSI amortization relating to realized capital gains and losses and valuation changes on embedded derivatives that are not hedged, after-tax	(3)	1	(4)	1	(3)	(3)	(2)	(1)	-	(1)
DAC and DSI unlocking relating to realized capital gains and losses, after-tax	-	7	(7)	6	(1)	-	7	(7)	6	(1)
Reclassification of periodic settlements and accruals on non-hedge derivative instruments, after-tax	-	(1)	1	-	1	1	(11)	12	-	12
(Loss) gain on disposition of operations, after-tax	(27)	(472)	445	-	445	(55)	(470)	415	-	415

Net income (loss) available to common shareholders	$116	$(360)	$476	$54	$530	$423	$(24)	$447	$82	$529

(1)        As a result of LBL disposition on April 1, 2014,  Allstate Financial results no longer include LBL beginning in the second quarter of 2014. To assist with comparison of Allstate Financial results between periods, estimated results of LBL business for the second and third quarter of 2013 were excluded in this presentation.

THE ALLSTATE CORPORATION

ESTIMATED RESULTS OF DISPOSED LBL BUSINESS

($ in millions)

	Three months ended

	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
	2014	2013	2013	2013	2013

Premiums and contract charges	$85	$89	$83	$82	$87
Net investment income (1)	126	126	135	136	141
Contract benefits	(65)	(46)	(65)	(62)	(44)
Interest credited to contractholder funds	(80)	(83)	(80)	(85)	(97)
Amortization of deferred policy acquisition costs	(6)	(17)	22	(11)	(23)
Operating costs and expenses	(8)	(7)	(11)	(13)	(16)
Income tax expense on operations	(18)	(21)	(29)	(16)	(16)

Operating income	34	41	55	31	32

Realized capital gains and losses, after-tax	-	-	-	-	-
Valuation changes of equity-indexed annuity forward starting options, after-tax	(6)	(6)	(8)	(2)	(6)
DAC and DSI amortization relating to non-operating items, after tax	-	(1)	1	(1)	1
DAC and DSI unlocking relating to realized capital gains and losses, after-tax	-	-	6	-	-

Net income	$28	$34	$54	$28	$27

Benefit spread	$(1)	$19	$(4)	$(4)	$15
Investment spread	46	43	55	51	44
Surrender charges and contract maintenance
expense fees	21	24	22	24	28

(1)                Net investment income included investment expenses of $5 million in each quarter of 2013 and $4 million in first quarter 2014.  These expenses are not expected to be eliminated in connection with the LBL sale.

ALLSTATE FINANCIAL

RETURN ON ATTRIBUTED EQUITY

($ in millions)

	Twelve months ended

	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
	2014	2014	2014	2013	2013	2013	2013
Return on Attributed Equity

Numerator:

Net income available to common shareholders (1)	$542	$66	$111	$95	$142	$633	$575

Denominator:

Beginning attributed equity (2)	$7,819	$8,224	$8,617	$8,446	$8,291	$7,737	$7,475
Ending attributed equity	7,356	7,262	7,812	7,273	7,819	8,224	8,617

Average attributed equity (3)	$7,588	$7,743	$8,215	$7,860	$8,055	$7,981	$8,046

Return on attributed equity	7.1%	0.9%	1.4%	1.2%	1.8%	7.9%	7.1%

Operating Income Return on Attributed Equity

Numerator:
Operating income (1)	$639	$641	$633	$588	$572	$542	$523

Denominator:

Beginning attributed equity (2)	$7,819	$8,224	$8,617	$8,446	$8,291	$7,737	$7,475
Unrealized net capital gains and losses	1,076	1,120	1,702	1,678	1,666	1,240	1,073
Adjusted begining attributed equity	6,743	7,104	6,915	6,768	6,625	6,497	6,402

Ending attributed equity	7,356	7,262	7,812	7,273	7,819	8,224	8,617
Unrealized net capital gains and losses	1,305	1,285	1,280	946	1,076	1,120	1,702
Adjusted ending attributed equity	6,051	5,977	6,532	6,327	6,743	7,104	6,915

Average adjusted attributed equity (3)	$6,397	$6,541	$6,724	$6,548	$6,684	$6,801	$6,659

Operating income return on attributed equity	10.0%	9.8%	9.4%	9.0%	8.6%	8.0%	7.9%

(1)              Net income available to common shareholders and operating income reflect a trailing twelve-month period.

(2)              Allstate Financial attributed equity is the sum of equity for Allstate Life Insurance Company and the applicable equity for Allstate Financial Insurance Holdings Corporation.

(3)              Average attributed equity and average adjusted attributed equity are determined using a two-point average, with the beginning and ending attributed equity and adjusted attributed equity, respectively, for the twelve-month period as data points.

THE ALLSTATE CORPORATION

ALLSTATE FINANCIAL PREMIUMS AND CONTRACT CHARGES

($ in millions)

	Three months ended							Nine months ended

	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	Sept. 30,	Sept. 30,
	2014	2014	2014	2013	2013	2013	2013	2014	2013
PREMIUMS AND CONTRACT CHARGES - BY PRODUCT

Underwritten Products
Traditional life insurance premiums	$126	$125	$127	$136	$120	$119	$116	$378	$355
Accident and health insurance premiums	182	187	195	181	180	179	180	564	539
Interest-sensitive life insurance contract charges	200	202	274	273	272	268	273	676	813
	508	514	596	590	572	566	569	1,618	1,707
Annuities
Immediate annuities with life contingencies premiums	-	-	5	15	6	9	7	5	22
Other fixed annuity contract charges	4	4	6	5	6	4	3	14	13
	4	4	11	20	12	13	10	19	35
Total	$512	$518	$607	$610	$584	$579	$579	$1,637	$1,742

PREMIUMS AND CONTRACT CHARGES - BY DISTRIBUTION CHANNEL

Allstate agencies (1)	$288	$285	$291	$294	$283	$281	$276	$864	$840
Workplace enrolling agents	198	203	204	195	195	189	188	605	572
Other (2)	26	30	112	121	106	109	115	168	330
Total	$512	$518	$607	$610	$584	$579	$579	$1,637	$1,742

PREMIUMS AND CONTRACT CHARGES - BY PRODUCT INCLUDED IN LINCOLN BENEFIT LIFE COMPANY SALE (3)

Underwritten Products
Traditional life insurance premiums	$-	$-	$6	$7	$4	$6	$5	$6	$15
Accident and health insurance premiums	-	-	6	7	6	5	6	6	17
Interest-sensitive life insurance contract charges	-	-	71	73	71	70	74	71	215
	-	-	83	87	81	81	85	83	247
Annuities
Immediate annuities with life contingencies premiums	-	-	-	-	-	-	-	-	-
Other fixed annuity contract charges	-	-	2	2	2	1	2	2	5
	-	-	2	2	2	1	2	2	5
Total	$-	$-	$85	$89	$83	$82	$87	$85	$252

ISSUED LIFE INSURANCE POLICIES BY DISTRIBUTION CHANNEL(4)

Allstate agencies (1)	33,483	32,625	31,220	42,286	35,537	34,074	36,421	97,328	106,032
Other	-	-	-	146	447	618	879	-	1,944
Total	33,483	32,625	31,220	42,432	35,984	34,692	37,300	97,328	107,976

ALLSTATE BENEFITS NEW BUSINESS WRITTEN PREMIUMS (5)	$63	$58	$52	$164	$59	$64	$52	$173	$175

(1)                 Includes products directly sold through call centers and internet.

(2)                 Primarily represents independent master brokerage agencies, and to a lesser extent, specialized brokers.

(3)                 Amounts are included in section above. On April 1, 2014, the sale of LBL was completed.

(4)                 Excludes Allstate Benefits and non-proprietary products.

(5)                 New business written premiums reflect annualized premiums at initial customer enrollment (including new accounts and new employees or policies of existing accounts), reduced by an estimate for certain policies that are expected to lapse. A significant portion of Allstate Benefits business is seasonally written in the fourth quarter during many clients’ annual employee benefits enrollment.

THE ALLSTATE CORPORATION

CHANGE IN CONTRACTHOLDER FUNDS

($ in millions)

	Three months ended							Nine months ended

	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	Sept. 30,	Sept. 30,
	2014	2014	2014	2013	2013	2013	2013	2014	2013

Contractholders funds, beginning balance	$23,472	$23,989	$24,304	$24,476	$36,357	$38,807	$39,319	$24,304	$39,319
Contractholders funds classified as held for sale, beginning balance	-	10,661	10,945	11,283	-	-	-	10,945	-
Total contractholders funds, including those classified as held for sale	23,472	34,650	35,249	35,759	36,357	38,807	39,319	35,249	39,319

Deposits
Interest-sensitive life insurance	247	246	318	334	330	328	386	811	1,044
Fixed annuities	48	56	127	276	218	281	287	231	786
Total deposits	295	302	445	610	548	609	673	1,042	1,830

Interest credited	197	212	308	310	321	314	350	717	985

Benefits, withdrawals, maturities and other adjustments
Benefits	(286)	(289)	(380)	(349)	(392)	(399)	(395)	(955)	(1,186)
Surrenders and partial withdrawals	(630)	(554)	(712)	(756)	(807)	(845)	(891)	(1,896)	(2,543)
Maturities of and interest payments on institutional products	(1)	-	-	-	(1)	(1,797)	(1)	(1)	(1,799)
Contract charges	(197)	(199)	(281)	(282)	(279)	(274)	(277)	(677)	(830)
Net transfers from separate accounts	2	1	3	4	2	5	1	6	8
Other adjustments	(4)	11	18	(47)	10	(63)	28	25	(25)
Total benefits, withdrawals, maturities and other adjustments	(1,116)	(1,030)	(1,352)	(1,430)	(1,467)	(3,373)	(1,535)	(3,498)	(6,375)
Contractholder funds sold in LBL disposition	-	(10,662)	-	-	-	-	-	(10,662)	-
Contractholder funds classified as held for sale, ending balance	-	-	(10,661)	(10,945)	(11,283)	-	-	-	(11,283)

Contractholder funds, ending balance	$22,848	$23,472	$23,989	$24,304	$24,476	$36,357	$38,807	$22,848	$24,476

THE ALLSTATE CORPORATION

ALLSTATE FINANCIAL ANALYSIS OF NET INCOME

($ in millions)

	Three months ended							Nine months ended

	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	Sept. 30,	Sept. 30,
	2014	2014	2014	2013	2013	2013	2013	2014	2013

Benefit spread
Premiums	$308	$312	$327	$332	$306	$307	$303	$947	$916
Cost of insurance contract charges (1)	135	135	187	184	182	179	180	457	541
Contract benefits excluding the implied interest on immediate annuities with life contingencies (2)	(302)	(283)	(358)	(359)	(365)	(341)	(325)	(943)	(1,031)
Total benefit spread	141	164	156	157	123	145	158	461	426

Investment spread
Net investment income	473	538	640	637	633	633	635	1,651	1,901
Implied interest on immediate annuities with life contingencies (2)	(131)	(130)	(130)	(131)	(133)	(130)	(133)	(391)	(396)
Interest credited to contractholder funds	(198)	(212)	(307)	(305)	(317)	(311)	(345)	(717)	(973)
Total investment spread	144	196	203	201	183	192	157	543	532

Surrender charges and contract maintenance expense fees (1)	69	71	93	94	96	93	96	233	285
Realized capital gains and losses	28	(10)	1	14	(16)	57	19	19	60
Amortization of deferred policy acquisition costs	(58)	(66)	(74)	(85)	(97)	(71)	(75)	(198)	(243)
Operating costs and expenses	(115)	(112)	(118)	(145)	(132)	(140)	(148)	(345)	(420)
Restructuring and related charges	1	(1)	(2)	-	(4)	(1)	(2)	(2)	(7)
(Loss) gain on disposition of operations	(26)	(8)	(59)	(44)	(646)	1	2	(93)	(643)
Income tax (expense) benefit	(68)	(89)	(38)	(73)	133	(86)	(61)	(195)	(14)

Net income (loss) available to common shareholders	$116	$145	$162	$119	$(360)	$190	$146	$423	$(24)

Benefit spread by product group
Life insurance	$72	$86	$74	$101	$60	$75	$86	$232	$221
Accident and health insurance	99	97	102	78	85	86	89	298	260
Annuities	(30)	(19)	(20)	(22)	(22)	(16)	(17)	(69)	(55)
Total benefit spread	$141	$164	$156	$157	$123	$145	$158	$461	$426

Investment spread by product group
Annuities and institutional products	$54	$98	$110	$95	$100	$88	$59	$262	$247
Life insurance	23	26	30	28	25	25	27	79	77
Accident and health insurance	4	4	7	6	6	7	6	15	19
Net investment income on investments supporting capital	61	72	73	75	69	67	74	206	210
Investment spread before valuation changes on embedded derivatives that are not hedged	142	200	220	204	200	187	166	562	553
Valuation changes on derivatives embedded in equity-indexed annuity contracts that are not hedged	2	(4)	(17)	(3)	(17)	5	(9)	(19)	(21)
Total investment spread	$144	$196	$203	$201	$183	$192	$157	$543	$532

(1) Reconciliation of contract charges
Cost of insurance contract charges	$135	$135	$187	$184	$182	$179	$180	$457	$541
Surrender charges and contract maintenance expense fees	69	71	93	94	96	93	96	233	285
Total contract charges	$204	$206	$280	$278	$278	$272	$276	$690	$826

(2) Reconciliation of contract benefits
Contract benefits excluding the implied interest on immediate annuities with life contingencies	$(302)	$(283)	$(358)	$(359)	$(365)	$(341)	$(325)	$(943)	$(1,031)
Implied interest on immediate annuities with life contingencies	(131)	(130)	(130)	(131)	(133)	(130)	(133)	(391)	(396)
Total contract benefits	$(433)	$(413)	$(488)	$(490)	$(498)	$(471)	$(458)	$(1,334)	$(1,427)

THE ALLSTATE CORPORATION

ALLSTATE FINANCIAL WEIGHTED AVERAGE INVESTMENT SPREADS

	Three months ended September 30, 2014			Three months ended September 30, 2013 (1)

	Weighted average	Weighted average	Weighted average	Weighted average	Weighted average	Weighted average
	investment yield	interest crediting rate	investment spreads	investment yield	interest crediting rate	investment spreads

Interest-sensitive life insurance	5.1%	4.0%	1.1%	5.0%	3.8%	1.2%
Deferred fixed annuities and institutional products	4.5	2.8	1.7	4.8	2.9	1.9
Immediate fixed annuities with and without life contingencies	6.7	6.0	0.7	6.9	6.0	0.9
Investments supporting capital, traditional life and other products	4.3	n/a	n/a	4.0	n/a	n/a

	Nine months ended September 30, 2014 (1)			Nine months ended September 30, 2013 (1)

	Weighted average	Weighted average	Weighted average	Weighted average	Weighted average	Weighted average
	investment yield	interest crediting rate	investment spreads	investment yield	interest crediting rate	investment spreads

Interest-sensitive life insurance	5.3%	3.9%	1.4%	5.1%	3.8%	1.3%
Deferred fixed annuities and institutional products	4.5	2.9	1.6	4.7	3.0	1.7
Immediate fixed annuities with and without life contingencies	7.4	6.0	1.4	6.6	6.0	0.6
Investments supporting capital, traditional life and other products	4.3	n/a	n/a	3.9	n/a	n/a

(1) For purposes of these calculations, investments, reserves and contractholder funds classified as held for sale were included for periods prior to April 1, 2014.

THE ALLSTATE CORPORATION

ALLSTATE FINANCIAL SUPPLEMENTAL PRODUCT INFORMATION

($ in millions)

	As of September 30, 2014		Twelve months ended September 30, 2014	Operating income return on attributed equity (%)
		Attributed equity		Twelve months ended
	Reserves and	excluding unrealized		Sept.	June	March	Dec.	Sept.	June	March
	Contractholder funds	capital gains/losses (3)(4)	Operating income (5)	2014	2014	2014	2013	2013	2013	2013

Underwritten products
Life insurance	$10,412	$2,217	$290	11.7%	8.9%	9.0%	9.4%	8.4%	8.6%	8.9%
Accident and health insurance	827	679	98	15.0	14.5	14.7	14.8	15.6	15.4	13.5
Subtotal	11,239	2,896	388	12.4	9.9	10.1	10.4	9.7	9.8	9.8
Annuities and institutional products:
Immediate Annuities:
Sub-standard structured settlements and group pension terminations (1)	5,083	1,329	17	1.4	2.0	0.7	(0.5)	(1.4)	(1.8)	(1.9)
Standard structured settlements and SPIA (2)	7,492	771	79	12.2	16.8	13.2	9.5	7.8	5.5	5.1
Subtotal	12,575	2,100	96	5.3	7.1	5.0	3.0	1.7	0.7	0.4
Deferred Annuities	11,428	1,048	152	10.7	12.0	12.3	12.0	12.5	11.3	10.9
Institutional products	88	7	3
Subtotal	24,091	3,155	251	7.7	9.6	8.7	7.6	7.4	6.2	6.0
Total Allstate Financial	$35,330	$6,051	$639	10.0	9.8	9.4	9.0	8.6	8.0	7.9

	Nine months ended September 30, 2014
	Life	Accident and	Annuities and	Allstate
	insurance	health insurance	institutional products	Financial

Operating income	$209	$84	$186	$479
Realized capital gains and losses, after-tax	4	-	9	13
Valuation changes on embedded derivatives that are not hedged, after-tax	-	-	(12)	(12)
DAC and DSI amortization relating to realized capital gains and losses and valuation changes on embedded derivatives that are not hedged, after-tax	(4)	-	1	(3)
DAC and DSI unlocking relating to realized capital gains and losses, after-tax	-	-	-	-
Reclassification of periodic settlements and accruals on non-hedge derivative instruments, after-tax	1	-	-	1
Loss on disposition of operations, after-tax	(28)	-	(27)	(55)
Net income available to common shareholders	$182	$84	$157	$423

(1)                 Structured settlement annuities for annuitants with severe injuries or other health impairments which significantly reduced their life expectancy at the time the annuity was issued and group annuity contracts issued to sponsors of terminated pension plans.

(2)                 Life-contingent structured settlement annuities for annuitants with standard life expectancy, period certain structured settlements and single premium immediate annuities with and without life contingencies.

(3)                 Total Allstate Financial attributed equity is the sum of equity for Allstate Life Insurance Company and the applicable equity for Allstate Financial Insurance Holdings Corporation, excluding unrealized capital gains and losses.

(4)                 Attributed equity is allocated to each product line based on statutory capital adjusted for GAAP reporting differences and the amount of capital held in Allstate Financial may vary from economic capital. The calculation of statutory capital by product incorporates internal factors for invested asset risk, insurance risk (mortality and morbidity), interest rate risk and business risk.  Due to the unavailability of final statutory financial statements at the time we release our GAAP financial results, the allocation is derived from prior quarter statutory capital.  Statutory capital is adjusted for appropriate GAAP accounting differences.  Changes in internal capital factors, investment portfolio mix and risk as well as changes in GAAP and statutory reporting differences will result in changes to the allocation of attributed equity to products.

(5)                 Product line operating income includes allocation of income on investments supporting capital. Operating income reflects a trailing twelve-month period.

THE ALLSTATE CORPORATION

ALLSTATE FINANCIAL INSURANCE POLICIES AND ANNUITIES IN FORCE (1)

(in thousands)

	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
	2014	2014	2014	2013	2013	2013	2013
ALLSTATE FINANCIAL INSURANCE POLICIES AND ANNUITIES IN FORCE BY PRODUCT

Underwritten products
Life insurance	2,432	2,436	2,588	2,567	2,572	2,574	2,572
Accident and health insurance	2,530	2,577	2,593	2,342	2,322	2,322	2,338
	4,962	5,013	5,181	4,909	4,894	4,896	4,910

Annuities
Deferred annuities	197	205	337	346	353	362	373
Immediate annuities	108	110	111	112	112	113	114
	305	315	448	458	465	475	487

Total	5,267	5,328	5,629	5,367	5,359	5,371	5,397

ALLSTATE FINANCIAL INSURANCE POLICIES AND ANNUITIES IN FORCE BY SOURCE OF BUSINESS

Allstate Agencies (2)	1,898	1,895	1,938	1,939	1,938	1,936	1,930
Allstate Benefits	2,957	3,010	3,040	2,762	2,741	2,741	2,757
Other (3)	412	423	651	666	680	694	710

Total	5,267	5,328	5,629	5,367	5,359	5,371	5,397

INSURANCE POLICIES AND ANNUITIES IN FORCE INCLUDED IN LINCOLN BENEFIT LIFE COMPANY SALE

Life insurance	-	-	142	145	148	150	152
Deferred annuities	-	-	124	128	132	138	144

Total	-	-	266	273	280	288	296

(1)                 Allstate Financial insurance policies and annuities in force reflect the number of contracts in force excluding sold blocks of business that remain on the balance sheet due to the dispositions of the business being effected through reinsurance arrangements. Policy counts associated with our voluntary employee benefits group business reflect certificate counts as opposed to group counts.

(2)                 Excludes Allstate Benefits products sold through Allstate Agencies, which are included in the Allstate Benefits line.

(3)                 Primarily business sold by independent master brokerage agencies, banks/broker-dealers and specialized structured settlement brokers.

THE ALLSTATE CORPORATION

ALLSTATE LIFE AND RETIREMENT AND ALLSTATE BENEFITS RESULTS AND PRODUCT INFORMATION

($ in millions)

	For the nine months ended September 30, 2014			For the nine months ended September 30, 2013
			Allstate			Allstate
	Allstate Life and	Allstate	Financial	Allstate Life and	Allstate	Financial
	Retirement	Benefits	Segment	Retirement	Benefits	Segment

Premiums	$365	$582	$947	$371	$545	$916
Contract charges	617	73	690	755	71	826
Net investment income	1,597	54	1,651	1,849	52	1,901
Periodic settlements and accruals on non-hedge derivative instruments	(1)	-	(1)	17	-	17
Contract benefits	(1,026)	(308)	(1,334)	(1,129)	(298)	(1,427)
Interest credited to contractholder funds	(672)	(27)	(699)	(927)	(26)	(953)
Amortization of deferred policy acquisition costs	(111)	(84)	(195)	(174)	(76)	(250)
Operating costs and expenses	(194)	(151)	(345)	(275)	(145)	(420)
Restructuring and related charges	(2)	-	(2)	(6)	(1)	(7)
Income tax expense on operations	(184)	(49)	(233)	(133)	(42)	(175)

Operating income	389	90	479	348	80	428

Realized capital gains and losses, after-tax	12	1	13	38	(1)	37
Valuation changes on embedded derivatives that are not hedged, after-tax	(12)	-	(12)	(13)	-	(13)
DAC and DSI amortization relating to realized capital gains and losses and valuation changes on embedded derivatives that are not hedged, after-tax	(3)	-	(3)	(2)	-	(2)
DAC and DSI unlocking relating to realized capital gains and losses, after tax	-	-	-	7	-	7
Reclassification of periodic settlements and accruals on non-hedge derivative instruments, after-tax	1	-	1	(11)	-	(11)
Loss on disposition of operations, after-tax	(55)	-	(55)	(470)	-	(470)

Net income	$332	$91	$423	$(103)	$79	$(24)

Premiums and Contract Charges - by Product

Underwritten Products
Traditional life insurance premiums	$353	$25	$378	$330	$25	$355
Accident and health insurance premiums	7	557	564	19	520	539
Interest-sensitive life insurance contract charges	603	73	676	742	71	813
	963	655	1,618	1,091	616	1,707
Annuities
Immediate annuities with life contingencies premiums	5	-	5	22	-	22
Other fixed annuity contract charges	14	-	14	13	-	13
	19	-	19	35	-	35
Total life and annuity premiums and contract charges	$982	$655	$1,637	$1,126	$616	$1,742

Benefit Spread by Product Group
Life Insurance	$220	$12	$232	$206	$15	$221
Accident and health insurance	(5)	303	298	(11)	271	260
Annuities	(69)	-	(69)	(55)	-	(55)
Total benefit spread	$146	$315	$461	$140	$286	$426

Investment Spread by Product Group
Annuities and institutional products	$262	$-	$262	$247	$-	$247
Life insurance	71	8	79	68	9	77
Accident and health insurance	7	8	15	11	8	19
Net investment income on investments supporting capital	195	11	206	201	9	210
Investment spread before valuation changes on embedded derivatives that are not hedged	535	27	562	527	26	553
Valuation changes on derivatives embedded in equity-indexed annuity contracts that are not hedged	(19)	-	(19)	(21)	-	(21)
Total investment spread	$516	$27	$543	$506	$26	$532

THE ALLSTATE CORPORATION

CORPORATE AND OTHER RESULTS

($ in millions)

	Three months ended							Nine months ended

	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	Sept. 30,	Sept. 30,
	2014	2014	2014	2013	2013	2013	2013	2014	2013

Net investment income	$6	$9	$7	$7	$8	$8	$7	$22	$23
Operating costs and expenses	(6)	(10)	(8)	(171)	(76)	(8)	3	(24)	(81)
Interest expense	(77)	(84)	(87)	(87)	(83)	(98)	(98)	(248)	(279)
Income tax benefit on operations	28	32	32	90	58	37	35	92	130
Preferred stock dividends	(31)	(31)	(13)	(11)	(6)	-	-	(75)	(6)

Operating loss	(80)	(84)	(69)	(172)	(99)	(61)	(53)	(233)	(213)

Realized capital gains and losses, after-tax	-	(1)	1	(1)	1	-	-	-	1
Loss on extinguishment of debt, after-tax	-	-	-	(1)	(6)	(312)	-	-	(318)
Postretirement benefits curtailment gain, after-tax	-	-	-	-	118	-	-	-	118
Net (loss) income available to common shareholders	$(80)	$(85)	$(68)	$(174)	$14	$(373)	$(53)	$(233)	$(412)

THE ALLSTATE CORPORATION

INVESTMENTS

($ in millions)

	PROPERTY-LIABILITY					ALLSTATE FINANCIAL (1)

	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,
	2014	2014	2014	2013	2013	2014	2014	2014	2013	2013

Fixed income securities, at fair value:
Tax-exempt	$4,288	$4,353	$4,618	$4,711	$5,484	$39	$2	$2	$2	$1
Taxable	27,078	26,091	24,223	24,867	22,920	28,984	29,898	30,057	29,646	30,216
Equity securities, at fair value	3,053	4,072	4,341	4,396	4,156	1,282	1,322	956	701	656
Mortgage loans	372	373	403	429	431	3,771	3,801	4,069	4,292	4,386
Limited partnership interests	2,411	2,438	2,900	2,898	3,043	1,933	1,866	2,121	2,064	2,044
Short-term, at fair value	1,328	812	894	1,002	1,056	880	1,038	870	668	629
Other	1,401	1,531	1,528	1,335	1,102	1,718	1,607	1,635	1,732	1,672
Total	$39,931	$39,670	$38,907	$39,638	$38,192	$38,607	$39,534	$39,710	$39,105	$39,604

Fixed income securities, amortized cost:
Tax-exempt	$4,181	$4,238	$4,521	$4,625	$5,367	$39	$2	$2	$2	$1
Taxable	26,715	25,484	23,696	24,424	22,464	26,785	27,464	28,130	28,295	28,648
Ratio of fair value to amortized cost	101.5%	102.4%	102.2%	101.8%	102.1%	108.2%	108.9%	106.8%	104.8%	105.5%
Equity securities, cost	$2,745	$3,492	$3,737	$3,866	$3,769	$1,132	$1,166	$838	$607	$601
Short-term, amortized cost	1,328	812	894	1,002	1,056	880	1,038	870	668	629

	CORPORATE AND OTHER					CONSOLIDATED

	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept 30,
	2014	2014	2014	2013	2013	2014	2014	2014	2013	2013

Fixed income securities, at fair value:
Tax-exempt	$561	$565	$558	$570	$576	$4,888	$4,920	$5,178	$5,283	$6,061
Taxable	1,363	1,725	1,703	1,114	1,098	57,425	57,714	55,983	55,627	54,234
Equity securities, at fair value	-	-	-	-	-	4,335	5,394	5,297	5,097	4,812
Mortgage loans	-	-	-	-	-	4,143	4,174	4,472	4,721	4,817
Limited partnership interests	4	5	3	5	4	4,348	4,309	5,024	4,967	5,091
Short-term, at fair value	255	1,064	809	723	1,009	2,463	2,914	2,573	2,393	2,694
Other	-	-	-	-	-	3,119	3,138	3,163	3,067	2,774
Total	$2,183	$3,359	$3,073	$2,412	$2,687	$80,721	$82,563	$81,690	$81,155	$80,483

Fixed income securities, amortized cost:
Tax-exempt	$536	$541	$538	$552	$556	$4,756	$4,781	$5,061	$5,179	$5,924
Taxable	1,360	1,718	1,700	1,110	1,093	54,860	54,666	53,526	53,829	52,205
Ratio of fair value to amortized cost	101.5%	101.4%	101.0%	101.3%	101.5%	104.5%	105.4%	104.4%	103.2%	103.7%
Equity securities, cost	$-	$-	$-	$-	$-	$3,877	$4,658	$4,575	$4,473	$4,370
Short-term, amortized cost	255	1,064	809	723	1,009	2,463	2,914	2,573	2,393	2,694

(1)         Excludes investments classified as held for sale that totaled $11.5 billion, $12.0 billion and $12.2 billion as of March 31, 2014, December 31, 2013 and September 30, 2013, respectively.

THE ALLSTATE CORPORATION

INVESTMENT PORTFOLIO DETAILS

($ in millions)

	Financial statement classification as of September 30, 2014

				Limited
	Fixed income	Equity	Mortgage	partnership	Short-
	securities	securities	loans	interests	term	Other (1)	Total

Infrastructure and real assets
Infrastructure and real assets - debt	$10,326	$-	$-	$-	$-	$-	$10,326
Infrastructure and real assets - equity	-	499	-	547	-	-	1,046
Infrastructure and real assets - other	-	-	-	-	-	168	168
	10,326	499	-	547	-	168	11,540
Real estate
Real estate - debt	1,970	-	4,143	-	-	-	6,113
Real estate - equity	-	62	-	1,425	-	115	1,602
	1,970	62	4,143	1,425	-	115	7,715
Consumer goods (cyclical and non-cyclical)	10,010	802	-	-	-	-	10,812
Banking & financial services
Banking	3,607	331	-	-	-	-	3,938
Financial services	3,101	391	-	-	-	-	3,492
Credit card and student loan ABS	1,092	-	-	-	-	-	1,092
Consumer auto ABS	1,604	-	-	-	-	-	1,604
	9,404	722	-	-	-	-	10,126
Municipal - General obligation, revenue and taxable	8,535	-	-	-	-	-	8,535
Government & agencies
U.S. government and agencies	4,309	-	-	-	584	-	4,893
Foreign government	1,423	-	-	-	-	-	1,423
	5,732	-	-	-	584	-	6,316
Technology and communications
Communications	3,086	200	-	-	-	-	3,286
Technology	2,318	416	-	-	-	-	2,734
	5,404	616	-	-	-	-	6,020
Capital goods	4,123	375	-	-	-	-	4,498
Basic & other industries
Basic industry	2,227	182	-	-	-	-	2,409
Other industries	628	-	-	-	-	-	628
	2,855	182	-	-	-	-	3,037
Transportation	1,671	96	-	-	-	-	1,767
ABS other	2,013	-	-	-	-	-	2,013
Private equity	-	-	-	2,212	-	-	2,212
Emerging markets
Fixed income funds	-	160	-	-	-	-	160
Foreign government	270	-	-	-	-	-	270
Equity index based funds	-	67	-	-	-	-	67
	270	227	-	-	-	-	497
Other equity market index based funds	-	754	-	-	-	-	754
Other funds	-	-	-	164	-	-	164
Other	-	-	-	-	1,879	2,836	4,715
Total investments	$62,313	$4,335	$4,143	$4,348	$2,463	$3,119	$80,721

(1)                 Other includes derivatives, policy loans, agent loans, bank loans and short-term investments.

THE ALLSTATE CORPORATION

LIMITED PARTNERSHIP INVESTMENTS

($ in millions)

	As of or for the three months ended

	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
	2014	2014	2014	2013	2013	2013	2013
Investment position
Accounting basis
Cost method	$1,144	$1,157	$1,346	$1,443	$1,435	$1,441	$1,425
Equity method (“EMA”) (1)	3,204	3,152	3,678	3,524	3,656	3,500	3,506
Total	$4,348	$4,309	$5,024	$4,967	$5,091	$4,941	$4,931

Cost method-fair value (2)	$1,555	$1,577	$1,764	$1,835	$1,806	$1,795	$1,748

Underlying investment
Private equity / debt funds	$2,759	$2,631	$2,674	$2,562	$2,485	$2,457	$2,423
Real estate funds	1,425	1,517	1,577	1,687	1,666	1,658	1,635
Other (3)	164	161	773	718	940	826	873
Total	$4,348	$4,309	$5,024	$4,967	$5,091	$4,941	$4,931

Segment
Property-Liability	$2,411	$2,438	$2,900	$2,898	$3,043	$2,991	$2,994
Allstate Financial	1,933	1,866	2,121	2,064	2,044	1,946	1,933
Corporate and Other	4	5	3	5	4	4	4
Total	$4,348	$4,309	$5,024	$4,967	$5,091	$4,941	$4,931

Total Income
Accounting basis
Cost method	$25	$66	$50	$80	$48	$45	$26
Equity method	137	129	92	122	58	81	81
Total	$162	$195	$142	$202	$106	$126	$107

Underlying investment
Private equity / debt funds	$66	$123	$106	$140	$68	$58	$68
Real estate funds	93	55	38	61	49	77	34
Other	3	17	(2)	1	(11)	(9)	5
Total	$162	$195	$142	$202	$106	$126	$107

Segment
Property-Liability	$112	$102	$75	$130	$69	$89	$77
Allstate Financial	51	91	67	71	37	37	30
Corporate and Other	(1)	2	-	1	-	-	-
Total	$162	$195	$142	$202	$106	$126	$107

(1)            As of September 30, 2014, valuations of EMA limited partnerships include approximately $596 million of cumulative pre-tax appreciation that has been recognized in earnings but has not been distributed to investors.

(2)            The fair value of cost method limited partnerships is determined using reported net asset values of the underlying funds.

(3)            In periods prior to June 30, 2014, other included tax credit funds.

THE ALLSTATE CORPORATION

UNREALIZED NET CAPITAL GAINS AND LOSSES ON SECURITY PORTFOLIO BY TYPE

($ in millions)

	September 30, 2014			June 30, 2014			March 31, 2014

	Unrealized net		Fair value	Unrealized net		Fair value	Unrealized net		Fair value
	capital gains	Fair	as a percent of	capital gains	Fair	as a percent of	capital gains	Fair	as a percent of
	and losses	value	amortized cost (1)	and losses	value	amortized cost (1)	and losses	value	amortized cost (1)
Fixed income securities
U.S. government and agencies	$128	$4,309	103.1	$146	$4,853	103.1	$132	$3,806	103.6
Municipal	557	8,535	107.0	552	8,561	106.9	421	8,716	105.1
Corporate	1,742	41,071	104.4	2,185	41,467	105.6	1,743	41,159	104.4
Foreign government	96	1,693	106.0	107	1,676	106.8	96	1,737	105.9
Asset-backed securities (“ABS”)	18	4,709	100.4	40	3,943	101.0	38	3,497	101.1
Residential mortgage-backed securities (“RMBS”)	104	1,289	108.8	99	1,362	107.8	93	1,438	106.9
Commercial mortgage-backed securities (“CMBS”)	48	681	107.6	54	746	107.8	47	783	106.4
Redeemable preferred stock	4	26	118.2	4	26	118.2	4	25	119.0
Total fixed income securities	2,697	62,313	104.5	3,187	62,634	105.4	2,574	61,161	104.4

Equity securities	458	4,335	111.8	736	5,394	115.8	722	5,297	115.8
Short-term investments	-	2,463	100.0	-	2,914	100.0	-	2,573	100.0
Derivatives	(8)	73	n/a	(19)	103	n/a	(19)	169	n/a
EMA limited partnership interests (2)	(5)	n/a	n/a	(5)	n/a	n/a	(4)	n/a	n/a
Investments classified as held for sale	-	n/a	n/a	-	n/a	n/a	327	n/a	n/a
Unrealized net capital gains and losses, pre-tax	$3,142			$3,899			$3,600

Amounts recognized for:
Insurance reserves (3)	(169)			(399)			(134)
DAC and DSI (4)	(158)			(189)			(245)
Amounts recognized	(327)			(588)			(379)
Deferred income taxes	(988)			(1,161)			(1,130)
Unrealized net capital gains and losses, after-tax	$1,827			$2,150			$2,091

	December 31, 2013			September 30, 2013			June 30, 2013

	Unrealized net		Fair value	Unrealized net		Fair value	Unrealized net		Fair value
	capital gains	Fair	as a percent of	capital gains	Fair	as a percent of	capital gains	Fair	as a percent of
	and losses	value	amortized cost (1)	and losses	value	amortized cost (1)	and losses	value	amortized cost (1)
Fixed income securities
U.S. government and agencies	$122	$2,913	104.4	$156	$2,881	105.7	$203	$3,204	106.8
Municipal	277	8,723	103.3	365	9,611	103.9	496	10,716	104.9
Corporate	1,272	40,603	103.2	1,412	39,697	103.7	1,647	47,616	103.6
Foreign government	88	1,824	105.1	108	1,939	105.9	125	2,224	106.0
ABS	27	4,518	100.6	32	3,421	100.9	9	3,476	100.3
RMBS	71	1,474	105.1	57	1,844	103.2	62	2,485	102.6
CMBS	41	829	105.2	31	875	103.7	18	1,291	101.4
Redeemable preferred stock	4	26	118.2	5	27	122.7	4	27	117.4
Total fixed income securities	1,902	60,910	103.2	2,166	60,295	103.7	2,564	71,039	103.7

Equity securities	624	5,097	114.0	442	4,812	110.1	268	4,505	106.3
Short-term investments	-	2,393	100.0	-	2,694	100.0	-	2,646	100.0
Derivatives	(18)	269	n/a	(19)	217	n/a	(12)	200	n/a
EMA limited partnership interests (2)	(3)	n/a	n/a	(3)	n/a	n/a	-	n/a	n/a
Investments classified as held for sale	190	n/a	n/a	244	n/a	n/a	-	n/a	n/a
Unrealized net capital gains and losses, pre-tax	$2,695			$2,830			$2,820

Amounts recognized for:
Insurance reserves (3)	-			-			(76)
DAC and DSI (4)	(158)			(189)			(199)
Amounts recognized	(158)			(189)			(275)
Deferred income taxes	(891)			(927)			(894)
Unrealized net capital gains and losses, after-tax	$1,646			$1,714			$1,651

(1)                The comparison of percentages from period to period may be distorted by investment transactions such as sales, purchases and impairment write-downs.

(2)                Unrealized net capital gains and losses for limited partnership interest represent the Company’s share of EMA limited partnerships’ other comprehensive income.  Fair value and amortized cost are not applicable.

(3)                The insurance reserves adjustment represents the amount by which the reserve balance would increase if the net unrealized gains in the applicable product portfolios were realized and reinvested at current lower interest rates, resulting in a premium deficiency.  Although we evaluate premium deficiencies on the combined performance of our life insurance and immediate annuities with life contingencies, the adjustment primarily relates to structured settlement annuities with life contingencies, in addition to annuity buy-outs and certain payout annuities with life contingencies.

(4)                The DAC and DSI adjustment balance represents the amount by which the amortization of DAC and DSI would increase or decrease if the unrealized gains or losses in the respective product portfolios were realized.

THE ALLSTATE CORPORATION

NET INVESTMENT INCOME, YIELDS AND REALIZED CAPITAL GAINS AND LOSSES (PRE-TAX)

($ in millions)

	Three months ended							Nine months ended

	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	Sept. 30,	Sept. 30,
	2014	2014	2014	2013	2013	2013	2013	2014	2013
NET INVESTMENT INCOME
Fixed income securities	$581	$584	$705	$698	$721	$740	$762	$1,870	$2,223
Equity securities	28	35	28	55	30	39	25	91	94
Mortgage loans	54	71	81	82	99	93	98	206	290
Limited partnership interests	162	195	142	202	106	126	107	499	339
Short-term	1	3	1	1	1	1	2	5	4
Other	41	44	42	41	44	39	37	127	120
Subtotal	867	932	999	1,079	1,001	1,038	1,031	2,798	3,070
Less: Investment expense	(44)	(34)	(40)	(53)	(51)	(54)	(48)	(118)	(153)
Net investment income	$823	$898	$959	$1,026	$950	$984	$983	$2,680	$2,917

PRE-TAX YIELDS (1)
Fixed income securities	3.9%	4.0%	4.1%	4.1%	4.2%	4.2%	4.3%	4.0%	4.2%
Equity securities	2.6	3.1	2.5	4.9	2.8	3.9	2.8	2.8	3.1
Mortgage loans	5.2	6.6	5.4	5.3	6.2	5.8	6.0	5.7	6.0
Limited partnership interests	15.0	16.7	11.4	15.9	8.6	10.2	8.7	14.3	9.1
Total portfolio	4.4	4.7	4.5	4.8	4.5	4.6	4.5	4.5	4.5

REALIZED CAPITAL GAINS AND LOSSES (PRE-TAX) BY TRANSACTION TYPE
Impairment write-downs	$10	$(6)	$(16)	$(11)	$(18)	$(33)	$(10)	$(12)	$(61)
Change in intent write-downs	(63)	(39)	(65)	(19)	(70)	(27)	(27)	(167)	(124)
Net other-than-temporary impairment losses recognized in earnings	(53)	(45)	(81)	(30)	(88)	(60)	(37)	(179)	(185)
Sales	355	290	147	180	59	408	172	792	639
Valuation and settlements of derivative instruments	(8)	(5)	(12)	(8)	(12)	14	(4)	(25)	(2)
Total	$294	$240	$54	$142	$(41)	$362	$131	$588	$452

TOTAL RETURN ON INVESTMENT PORTFOLIO (2)	0.4%	2.2%	2.1%	1.1%	1.0%	(1.5)%	1.2%	4.7%	0.7%

AVERAGE INVESTMENT BALANCES (in billions) (3)	$78.1	$78.5	$78.5	$90.1	$89.7	$90.7	$91.8	$78.3	$87.7
			.

(1)

Pre-tax yields are calculated as annualized investment income before investment expense (including dividend income in the case of equity securities) divided by the average of investment balances at the end of each quarter during the year. Investment balances, for purposes of the pre-tax yield calculation, exclude unrealized capital gains and losses. Amounts related to investments classified as held for sale were excluded from the pre-tax yield calculation in 2014 and were included in the pre-tax yield calculation in 2013.

(2)

Total return on investment portfolio is calculated from GAAP results including the total of net investment income, realized capital gains and losses, the change in unrealized net capital gains and losses, and the change in the difference between fair value and carrying value of mortgage loans and cost method limited partnerships, divided by the average fair value balances. Amounts related to investments classified as held for sale were excluded from the total return calculation in 2014 and were included in the total return calculation in 2013.

(3)

Average investment balances for the quarter are calculated as the average of the current and prior quarter investment balances. Year-to-date average investment balances are calculated as the average of investment balances at the beginning of the year and the end of each quarter during the year. For purposes of the average investment balances calculation, unrealized capital gains and losses are excluded. Amounts related to investments classified as held for sale were excluded from average investment balances calculation in 2014 and were included in the average investment balances calculation in 2013.

THE ALLSTATE CORPORATION

PROPERTY-LIABILITY

NET INVESTMENT INCOME, YIELDS AND REALIZED CAPITAL GAINS AND LOSSES (PRE-TAX)

($ in millions)

	Three months ended							Nine months ended

	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	Sept. 30,	Sept. 30,
	2014	2014	2014	2013	2013	2013	2013	2014	2013
NET INVESTMENT INCOME
Fixed income securities:
Tax-exempt	$27	$29	$31	$35	$44	$53	$61	$87	$158
Taxable	189	183	184	178	175	178	188	556	541
Equity securities	21	29	23	51	26	36	23	73	85
Mortgage loans	4	4	5	4	6	5	5	13	16
Limited partnership interests (1)	112	102	75	130	69	89	77	289	235
Short-term	-	2	1	1	1	-	1	3	2
Other	15	19	14	11	11	8	8	48	27
Subtotal	368	368	333	410	332	369	363	1,069	1,064
Less: Investment expense	(24)	(17)	(21)	(28)	(23)	(26)	(22)	(62)	(71)
Net investment income	$344	$351	$312	$382	$309	$343	$341	$1,007	$993
Net investment income, after-tax	$234	$240	$215	$273	$225	$259	$241	$689	$725

PRE-TAX YIELDS (2)
Fixed income securities:
Tax-exempt	2.6%	2.7%	2.7%	2.8%	3.2%	3.6%	3.7%	2.6%	3.5%
Equivalent yield for tax-exempt	3.8	3.9	3.9	4.1	4.7	5.2	5.4	3.8	5.1
Taxable	2.9	3.0	3.1	3.0	3.2	3.3	3.5	3.0	3.3
Equity securities	2.7	3.2	2.5	5.3	2.8	4.0	2.8	2.8	3.2
Mortgage loans	4.1	4.9	4.3	4.1	4.4	4.2	4.3	4.4	4.3
Limited partnership interests	18.4	15.3	10.3	17.4	9.3	11.8	10.4	14.4	10.4
Total portfolio	3.8	3.9	3.5	4.3	3.6	4.0	4.0	3.7	3.9

REALIZED CAPITAL GAINS AND LOSSES
(PRE-TAX) BY ASSET TYPE
Fixed income securities:
Tax-exempt	$2	$8	$4	$35	$14	$39	$47	$14	$100
Taxable	22	49	36	44	21	17	43	107	81
Equity securities	218	225	20	58	(56)	252	28	463	224
Limited partnership interests	31	(23)	7	(1)	2	(5)	5	15	2
Derivatives and other	(7)	(9)	(14)	(8)	(7)	2	(11)	(30)	(16)
Total	$266	$250	$53	$128	$(26)	$305	$112	$569	$391

REALIZED CAPITAL GAINS AND LOSSES
(PRE-TAX) BY TRANSACTION TYPE
Impairment write-downs	$8	$(6)	$(12)	$(6)	$(8)	$(17)	$(8)	$(10)	$(33)
Change in intent write-downs	(42)	(25)	(60)	(15)	(63)	(26)	(20)	(127)	(109)
Net other-than-temporary impairment losses recognized in earnings	(34)	(31)	(72)	(21)	(71)	(43)	(28)	(137)	(142)
Sales	312	289	139	157	52	346	151	740	549
Valuation and settlements of derivative instruments	(12)	(8)	(14)	(8)	(7)	2	(11)	(34)	(16)
Total	$266	$250	$53	$128	$(26)	$305	$112	$569	$391

AVERAGE INVESTMENT BALANCES (in billions) (3)	$38.8	$38.0	$38.1	$37.9	$37.0	$36.7	$36.5	$38.4	$36.8

(1)         As of September 30, 2014, Property-Liability has commitments to invest in additional limited partnership interests totaling $1.28 billion.

(2)         Pre-tax yields are calculated as annualized investment income before investment expense (including dividend income in the case of equity securities) divided by the average of investment balances at the end of each quarter during the year. Investment balances, for purposes of the pre-tax yield calculation, exclude unrealized capital gains and losses.

(3)         Average investment balances for the quarter are calculated as the average of the current and prior quarter investment balances. Year-to-date average investment balances are calculated as the average of investment balances at the beginning of the year and the end of each quarter during the year. For purposes of the average investment balances calculation, unrealized capital gains and losses are excluded.

THE ALLSTATE CORPORATION

ALLSTATE FINANCIAL

NET INVESTMENT INCOME, YIELDS AND REALIZED CAPITAL GAINS AND LOSSES (PRE-TAX)

($ in millions)

	Three months ended							Nine months ended

	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	Sept. 30,	Sept. 30,
	2014	2014	2014	2013	2013	2013	2013	2014	2013

NET INVESTMENT INCOME
Fixed income securities	$359	$365	$484	$480	$497	$503	$506	$1,208	$1,506
Equity securities	7	6	5	4	4	3	2	18	9
Mortgage loans	50	67	76	78	93	88	93	193	274
Limited partnership interests (1)	51	91	67	71	37	37	30	209	104
Short-term	-	1	-	-	-	-	1	1	1
Other	25	24	26	28	28	30	28	75	86
Subtotal	492	554	658	661	659	661	660	1,704	1,980
Less: Investment expense	(19)	(16)	(18)	(24)	(26)	(28)	(25)	(53)	(79)
Net investment income	$473	$538	$640	$637	$633	$633	$635	$1,651	$1,901
Net investment income, after-tax	$307	$350	$416	$424	$423	$422	$424	$1,073	$1,269

PRE-TAX YIELDS (2)
Fixed income securities	5.3%	5.3%	5.4%	5.0%	5.1%	5.0%	4.8%	5.3%	5.0%
Equity securities	2.3	2.7	2.4	2.8	2.4	3.0	2.6	2.5	2.6
Mortgage loans	5.3	6.8	5.5	5.4	6.4	5.9	6.2	5.9	6.2
Limited partnership interests	10.9	18.2	12.8	13.8	7.4	7.8	6.1	14.0	7.1
Total portfolio	5.4	5.9	5.7	5.3	5.2	5.1	5.0	5.7	5.1

REALIZED CAPITAL GAINS AND LOSSES (PRE-TAX) BY ASSET TYPE
Fixed income securities	$(1)	$5	$(4)	$8	$(12)	$23	$(18)	$-	$(7)
Equity securities	(5)	14	2	8	5	31	1	11	37
Mortgage loans	2	(2)	3	1	(6)	(6)	31	3	19
Limited partnership interests	28	(28)	(5)	(3)	-	(3)	-	(5)	(3)
Derivatives and other	4	1	5	-	(3)	12	5	10	14
Total	$28	$(10)	$1	$14	$(16)	$57	$19	$19	$60

REALIZED CAPITAL GAINS AND LOSSES (PRE-TAX) BY TRANSACTION TYPE
Impairment write-downs	$2	$-	$(4)	$(5)	$(10)	$(16)	$(2)	$(2)	$(28)
Change in intent write-downs	(21)	(14)	(5)	(4)	(7)	(1)	(7)	(40)	(15)
Net other-than-temporary impairment losses recognized in earnings	(19)	(14)	(9)	(9)	(17)	(17)	(9)	(42)	(43)
Sales	43	1	8	23	6	62	21	52	89
Valuation and settlements of derivative instruments	4	3	2	-	(5)	12	7	9	14
Total	$28	$(10)	$1	$14	$(16)	$57	$19	$19	$60

AVERAGE INVESTMENT BALANCES (in billions) (3)	$36.6	$37.3	$37.7	$49.7	$50.3	$51.9	$53.2	$37.1	$48.7

(1)                As of September 30, 2014, Allstate Financial has commitments to invest in additional limited partnership interests totaling $1.23 billion.

(2)                Pre-tax yields are calculated as annualized investment income before investment expense (including dividend income in the case of equity securities) divided by the average of investment balances at the end of each quarter during the year.  Investment balances, for purposes of the pre-tax yield calculation, exclude unrealized capital gains and losses. Amounts related to investments classified as held for sale were excluded from the pre-tax yield calculation in 2014 and were included in the pre-tax yield calculation in 2013.

(3)                Average investment balances for the quarter are calculated as the average of the current and prior quarter investment balances. Year-to-date average investment balances are calculated as the average of investment balances at the beginning of the year and the end of each quarter during the year.  For purposes of the average investment balances calculation, unrealized capital gains and losses are excluded. Amounts related to investments classified as held for sale were excluded from average investment balances calculation in 2014 and were included in the average investment balances calculation in 2013.

THE ALLSTATE CORPORATION

INVESTMENT RESULTS

($ in millions)

	Three months ended							Nine months ended

	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	Sept. 30,	Sept. 30,
	2014	2014	2014	2013	2013	2013	2013	2014	2013
Consolidated investment portfolio
Interest-bearing (1)	$71,755	$72,580	$71,084	$70,796	$70,423	$82,729	$87,890	$71,756	$70,423
Equity/owned (2)	8,966	9,983	10,606	10,359	10,060	9,586	9,492	8,965	10,060
Total	$80,721	$82,563	$81,690	$81,155	$80,483	$92,315	$97,382	$80,721	$80,483

Consolidated portfolio total return (3)
Interest-bearing	0.2%	1.8%	1.7%	0.6%	0.8%	(1.4)%	0.8%	3.7%	0.2%
Equity/owned	0.2	0.4	0.4	0.6	0.3	-	0.4	1.2	0.7
Investment expenses	-	-	-	(0.1)	(0.1)	(0.1)	-	(0.2)	(0.2)
Total	0.4	2.2	2.1	1.1	1.0	(1.5)	1.2	4.7	0.7

Consolidated portfolio total return (3)
Income	1.0%	1.1%	1.1%	1.1%	1.0%	1.0%	1.0%	3.1%	3.0%
Valuation	(0.6)	1.1	1.0	-	-	(2.5)	0.2	1.6	(2.3)
Total	0.4	2.2	2.1	1.1	1.0	(1.5)	1.2	4.7	0.7

Consolidated net investment income
Interest-bearing	$672	$695	$824	$819	$861	$868	$895	$2,191	$2,624
Equity/owned	195	237	175	260	140	170	136	607	446
Investment expenses	(44)	(34)	(40)	(53)	(51)	(54)	(48)	(118)	(153)
Total	$823	$898	$959	$1,026	$950	$984	$983	$2,680	$2,917

Consolidated Interest-bearing pre-tax yield (4)	3.9%	4.0%	4.1%	4.1%	4.3%	4.3%	4.3%	4.0%	4.3%

Property-Liability net investment income
Interest-bearing excluding prepayment premiums and litigation proceeds	$223	$219	$219	$218	$229	$234	$246	$661	$709
Prepayment premiums and litigation proceeds	8	12	13	9	4	10	15	33	29
Total Interest-bearing	231	231	232	227	233	244	261	694	738
Equity/owned	137	137	101	183	99	125	102	375	326
Less: Investment expenses	(24)	(17)	(21)	(28)	(23)	(26)	(22)	(62)	(71)
Total	344	351	312	382	309	343	341	1,007	993
Less: prepayment premiums and litigation proceeds	(8)	(12)	(13)	(9)	(4)	(10)	(15)	(33)	29
Total excluding prepayment premiums and litigation proceeds	$336	$339	$299	$373	$305	$333	$326	$974	$964

Property-Liability interest-bearing pre-tax yield	2.8%	2.9%	3.0%	2.9%	3.1%	3.2%	3.5%	2.9%	3.3%

Property-Liability interest-bearing pre-tax yield excluding prepayment premiums and litigation proceeds	2.7%	2.8%	2.8%	2.8%	3.0%	3.1%	3.3%	2.7%	3.1%

Allstate Financial net investment income
Interest-bearing excluding prepayment premiums and litigation proceeds	$426	$432	$556	$569	$584	$591	$599	$1,414	$1,774
Prepayment premiums and litigation proceeds	7	24	28	15	32	27	27	59	86
Total interest-bearing	433	456	584	584	616	618	626	1,473	1,860
Equity/owned	59	98	74	77	43	43	34	231	120
Less: Investment expenses	(19)	(16)	(18)	(24)	(26)	(28)	(25)	(53)	(79)
Total	473	538	640	637	633	633	635	1,651	1,901
Less: prepayment premiums and litigation proceeds	(7)	(24)	(28)	(15)	(32)	(27)	(27)	(59)	(86)
Total excluding prepayment premiums and litigation proceeds	$466	$514	$612	$622	$601	$606	$608	$1,592	$1,815

Allstate Financial interest-bearing pre-tax yield	5.2%	5.3%	5.3%	5.0%	5.2%	5.0%	4.9%	5.2%	5.0%

Allstate Financial interest-bearing pre-tax yield excluding prepayment premiums and litigation proceeds	5.1%	5.0%	5.0%	4.8%	4.9%	4.8%	4.7%	5.0%	4.8%

(1)                Includes fixed income securities, mortgage loans, short-term and other investments.

(2)                Includes limited partnership interests, equity securities and real estate.

(3)                Total return on investment portfolio is calculated from GAAP results including the total of net investment income, realized capital gains and losses, the change in unrealized net capital gains and losses, and the change in the difference between fair value and carrying value of mortgage loans and cost method limited partnerships, divided by the average fair value balances.  Amounts related to investments classified as held for sale were excluded from the total return calculation in 2014 and were included in the total return calculation in 2013.

(4)                Pre-tax interest-bearing yield is calculated as annualized interest-bearing investment income before investment expense divided by the average of interest-bearing investment balances at the end of each quarter during the year.  Interest-bearing investment balances, for purposes of the pre-tax interest-bearing yield calculation, exclude unrealized capital gains and losses. Amounts related to investments classified as held for sale were excluded from the pre-tax interest-bearing yield calculation in 2014 and were included in the pre-tax interest-bearing yield calculation in 2013.

Definitions of Non-GAAP Measures

We believe that investors’ understanding of Allstate’s performance is enhanced by our disclosure of the following non-GAAP measures.  Our methods for calculating these measures may differ from those used by other companies and therefore comparability may be limited.

Operating income is net income available to common shareholders, excluding:

-     realized capital gains and losses, after-tax, except for periodic settlements and accruals on non-hedge derivative instruments, which are reported with realized capital gains and losses but included in operating income,

-     valuation changes on embedded derivatives that are not hedged, after-tax,

-     amortization of deferred policy acquisition costs (“DAC”) and deferred sales inducements (“DSI”), to the extent they resulted from the recognition of certain realized capital gains and losses or valuation changes on embedded derivatives that are not hedged, after-tax,

-     amortization of purchased intangible assets, after-tax,

-     gain (loss) on disposition of operations, after-tax, and

-     adjustments for other significant non-recurring, infrequent or unusual items, when (a) the nature of the charge or gain is such that it is reasonably unlikely to recur within two years, or (b) there has been no similar charge or gain within the prior two years.

Net income available to common shareholders is the GAAP measure that is most directly comparable to operating income.   We use operating income as an important measure to evaluate our results of operations.  We believe that the measure provides investors with a valuable measure of the Company’s ongoing performance because it reveals trends in our insurance and financial services business that may be obscured by the net effect of realized capital gains and losses, valuation changes on embedded derivatives that are not hedged, amortization of purchased intangible assets, gain (loss) on disposition of operations and adjustments for other significant non-recurring, infrequent or unusual items.  Realized capital gains and losses, valuation changes on embedded derivatives that are not hedged and gain (loss) on disposition of operations may vary significantly between periods and are generally driven by business decisions and external economic developments such as capital market conditions, the timing of which is unrelated to the insurance underwriting process.  Consistent with our intent to protect results or earn additional income, operating income includes periodic settlements and accruals on certain derivative instruments that are reported in realized capital gains and losses because they do not qualify for hedge accounting or are not designated as hedges for accounting purposes.  These instruments are used for economic hedges and to replicate fixed income securities, and by including them in operating income, we are appropriately reflecting their trends in our performance and in a manner consistent with the economically hedged investments, product attributes (e.g. net investment income and interest credited to contractholder funds) or replicated investments.  Amortization of purchased intangible assets is excluded because it relates to the acquisition purchase price and is not indicative of our underlying insurance business results or trends. Non-recurring items are excluded because, by their nature, they are not indicative of our business or economic trends.  Accordingly, operating income excludes the effect of items that tend to be highly variable from period to period and highlights the results from ongoing operations and the underlying profitability of our business.  A byproduct of excluding these items to determine operating income is the transparency and understanding of their significance to net income variability and profitability while recognizing these or similar  items may recur in subsequent periods.  Operating income is used by management along with the other components of net income available to common shareholders to assess our performance.  We use adjusted measures of operating income and operating income per diluted common share in incentive compensation.  Therefore, we believe it is useful for investors to evaluate net income available to common shareholders, operating income and their components separately and in the aggregate when reviewing and evaluating our performance.  We note that investors, financial analysts, financial and business media organizations and rating agencies utilize operating income results in their evaluation of our and our industry’s financial performance and in their investment decisions, recommendations and communications as it represents a reliable, representative and consistent measurement of the industry and the Company and management’s performance.  We note that the price to earnings multiple commonly used by insurance investors as a forward-looking valuation technique uses operating income as the denominator.  Operating income should not be considered a substitute for net income available to common shareholders and does not reflect the overall profitability of our business.  A reconciliation of operating income to net income available to common shareholders is provided in the schedule, “Contribution to Income”.

Underwriting income is calculated as premiums earned, less claims and claims expense (“losses”), amortization of DAC, operating costs and expenses and restructuring and related charges as determined using GAAP.  Management uses this measure in its evaluation of the results of operations to analyze the profitability of our Property-Liability insurance operations separately from investment results.  It is also an integral component of incentive compensation.  It is useful for investors to evaluate the components of income separately and in the aggregate when reviewing performance.   Net income available to common shareholders is the most directly comparable GAAP measure.  Underwriting income should not be considered a substitute for net income available to common shareholders and does not reflect the overall profitability of our business.  A reconciliation of Property-Liability underwriting income to net income available to common shareholders is provided in the schedule, “Property-Liability Results”.

Combined ratio excluding the effect of catastrophes is a non-GAAP ratio, which is computed as the difference between two GAAP operating ratios:  the combined ratio and the effect of catastrophes on the combined ratio.  The most directly comparable GAAP measure is the combined ratio. We believe that this ratio is useful to investors and it is used by management to reveal the trends in our Property-Liability business that may be obscured by catastrophe losses.  Catastrophe losses cause our loss trends to vary significantly between periods as a result of their incidence of occurrence and magnitude and can have a significant impact on the combined ratio.  We believe it is useful for investors to evaluate these components separately and in the aggregate when reviewing our underwriting performance.  The combined ratio excluding the effect of catastrophes should not be considered a substitute for the combined ratio and does not reflect the overall underwriting profitability of our business.  A reconciliation of combined ratio excluding the effect of catastrophes to combined ratio is provided in the schedule, “Property-Liability Results”.

Combined ratio excluding the effect of catastrophes, prior year reserve reestimates and amortization of purchased intangible assets (“underlying combined ratio”) is a non-GAAP ratio, which is computed as the difference between four GAAP operating ratios: the combined ratio, the effect of catastrophes on the combined ratio, the effect of prior year non-catastrophe reserve reestimates on the combined ratio and the effect of amortization of purchased intangible assets on the combined ratio.  We believe that this ratio is useful to investors and it is used by management to reveal the trends in our Property-Liability business that may be obscured by catastrophe losses, prior year reserve reestimates and amortization of purchased intangible assets.  Catastrophe losses cause our loss trends to vary significantly between periods as a result of their incidence of occurrence and magnitude, and can have a significant impact on the combined ratio.  Prior year reserve reestimates are caused by unexpected loss development on historical reserves. Amortization of purchased intangible assets relates to the acquisition purchase price and is not indicative of our underlying insurance business results or trends.  We believe it is useful for investors to evaluate these components separately and in the aggregate when reviewing our underwriting performance.  We also provide it to facilitate a comparison to our outlook on the underlying combined ratio. The most directly comparable GAAP measure is the combined ratio.  The underlying combined ratio should not be considered a substitute for the combined ratio and does not reflect the overall underwriting profitability of our business. A reconciliation of the underlying combined ratio to combined ratio is provided in the schedules “Allstate Brand Profitability Measures”, “Encompass Brand Profitability Measures” , “Esurance Brand Profitability Measures”, “Auto and Homeowners Underlying Combined Ratios”, “Allstate Personal Lines Profitability Measures” and “ Business to Business-Encompass, Commercial and Other Business Lines Profitability Measures”.

Operating income return on common shareholders’ equity is a ratio that uses a non-GAAP measure. It is calculated by dividing the rolling 12-month operating income by the average of common shareholders’ equity at the beginning and at the end of the 12-months, after excluding the effect of unrealized net capital gains and losses. Return on common shareholders’ equity is the most directly comparable GAAP measure.  We use operating income as the numerator for the same reasons we use operating income, as discussed above. We use average common shareholders’ equity excluding the effect of unrealized net capital gains and losses for the denominator as a representation of common shareholders’ equity primarily attributable to the Company’s earned and realized business operations because it eliminates the effect of items that are unrealized and vary significantly between periods due to external economic developments such as capital market conditions like changes in equity prices and interest rates, the amount and timing of which are unrelated to the insurance underwriting process.  We use it to supplement our evaluation of net income available to common shareholders and return on common shareholders’ equity because it excludes the effect of items that tend to be highly variable from period to period.  We believe that this measure is useful to investors and that it provides a valuable tool for investors when considered along with return on common shareholders’ equity because it eliminates the after-tax effects of realized and unrealized net capital gains and losses that can fluctuate significantly from period to period and that are driven by economic developments, the magnitude and timing of which are generally not influenced by management.  In addition, it eliminates non-recurring items that are not indicative of our ongoing business or economic trends. A byproduct of excluding the items noted above to determine operating income return on common shareholders’ equity from return on common shareholders’ equity is the transparency and understanding of their significance to return on common shareholders’ equity variability and profitability while recognizing these or similar items may recur in subsequent periods.  Therefore, we believe it is useful for investors to have operating income return on common shareholders’ equity and return on common shareholders’ equity when evaluating our performance.  We note that investors, financial analysts, financial and business media organizations and rating agencies utilize operating income return on common shareholders’ equity results in their evaluation of our and our industry’s financial performance and in their investment decisions, recommendations and communications as it represents a reliable, representative and consistent measurement of the industry and the company and management’s utilization of capital.  Operating income return on common shareholders’ equity should not be considered a substitute for return on common shareholders’ equity and does not reflect the overall profitability of our business.  A reconciliation of return on common shareholders’ equity and operating income return on common shareholders’ equity can be found in the schedule, “Return on Common Shareholders’ Equity”.

Book value per common share, excluding the impact of unrealized net capital gains and losses on fixed income securities, is a ratio that uses a non-GAAP measure.  It is calculated by dividing common shareholders’ equity after excluding the impact of unrealized net capital gains and losses on fixed income securities and related DAC, DSI and life insurance reserves by total common shares outstanding plus dilutive potential common shares outstanding.  We use the trend in book value per common share, excluding the impact of unrealized net capital gains and losses on fixed income securities, in conjunction with book value per common share to identify and analyze the change in net worth attributable to management efforts between periods.  We believe the non-GAAP ratio is useful to investors because it eliminates the effect of items that can fluctuate significantly from period to period and are generally driven by economic developments, primarily capital market conditions, the magnitude and timing of which are generally not influenced by management, and we believe it enhances understanding and comparability of performance by highlighting underlying business activity and profitability drivers.  We note that book value per common share, excluding the impact of unrealized net capital gains and losses on fixed income securities, is a measure commonly used by insurance investors as a valuation technique.  Book value per common share is the most directly comparable GAAP measure.  Book value per common share, excluding the impact of unrealized net capital gains and losses on fixed income securities, should not be considered as a substitute for book value per common share, and does not reflect the recorded net worth of our business.  A reconciliation of book value per common share, excluding the impact of unrealized net capital gains on fixed income securities, and book value per common share can be found in the schedule, “Book Value per Common Share”.